UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 08/31/19

Item 1. Reports to Stockholders.

Franklin Alabama Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended August 31, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) left the federal funds rate unchanged for most of the period but implemented a much anticipated 25 basis-point reduction at its July meeting, in an effort to support ongoing economic growth, bringing the rate from 2.50% at the start of the period to 2.25% by period-end.

After the reporting period, the Fed reduced its key rate to 2.00% at its September meeting, citing weakened business investment and exports and muted inflation pressures, although the job market remained strong and economic activity continued to rise.

During the six-month period, the municipal bond market posted solid positive performance that outperformed the U.S. stock market but underperformed the U.S. Treasury and corporate bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest rate declines, steady employment and the strength of the U.S. economy.

Franklin Tax-Free Trust’s semiannual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to

Not FDIC Insured | May Lose Value | No Bank Guarantee

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contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of August 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Municipal Bond Market Overview

The financial markets experienced volatility during the six months ended August 31, 2019. Continuing trade concerns, uncertainties about the prospects for global economic growth and speculations on major central banks’ future policy decisions led to volatility in domestic fixed income and equity securities. U.S. equities rose during the period, while fixed income assets such as municipal bonds and U.S. Treasuries rallied as interest rates moved in a downward trajectory. Municipal bonds performed well as favorable supply and demand dynamics, combined with interest-rate declines, led to an outperformance compared with the U.S. equity market, but an underperformance compared with the U.S. Treasury and corporate bond markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.24% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +8.42% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +11.08% total return.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, underperformed the fixed income markets with a +6.15% total return.1

Municipal bonds with longer maturities generally outperformed bonds with shorter maturities during the six-month period. High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +8.59% total return, compared with a +6.24% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal bond issuance during the six-month reporting period totaled approximately $188 billion, which represented a slight increase from the prior-year’s six-month period.2 Calendar-year 2019 municipal bond issuance through August was approximately $240 billion, which represented a 5% increase from the prior-year period.2

The U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate by 0.25% at its July meeting, to 2.00%–2.25%, after leaving it unchanged during the first half of 2019. Although Fed Chair Jerome Powell said the first interest rate cut since December 2008 was intended to “insure against downside risks,” he did not indicate the beginning of a prolonged easing cycle. The Fed cited lingering uncertainties surrounding the economic and inflation outlook, and left the door open for modest additional easing.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN TAX-FREE TRUST

Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to securities that produce high tax-free income, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, when interest rates fall, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. This excess income supports higher distribution rates and reinvestment rates for those investors taking advantage of tax-free compounding. Our turnover increases when rates rise, as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

This semiannual report for Franklin Alabama Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	8.42%

AA	77.67%

A	2.47%

BBB	4.10%

Refunded	7.34%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.85 on February 28, 2019, to $11.26 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.7626 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.49% based on an annualization of August’s 2.4269 cents per share monthly dividend and the maximum offering price of $11.70 on

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.5500	2.6900	2.1800	2.8100	2.7800

April**	4.2000	4.3400	3.8300	4.4600	4.4300

May	2.5942	2.7312	2.2485	2.8614	2.8248

June	2.2818	2.4050	1.9613	2.5173	2.4905

July	2.7097	2.8589	2.3400	2.9894	2.9595

August	2.4269	2.5622	2.0841	2.6822	2.6545

Total	16.7626	17.5873	14.6439	18.3203	18.1393

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.65 cent per share supplemental distribution

August 31, 2019. An investor in the 2019 maximum combined effective federal and Alabama personal income tax bracket of 45.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 60.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

State Update

Alabama’s economy grew but lagged the nation’s during the period under review. Business sentiment in the state was restrained in 2019’s first quarter but recovered in the second quarter and remained generally positive, with firms in many industries expecting growth in capital expenditures, hiring, sales and profits. The state’s housing market improved as home prices and sales increased. The state’s unemployment rate declined from 3.7% in February 2019 to 3.1% at period-end, which was lower than the 3.7% national average.3

Alabama has two major operating funds: the Education Trust Fund (ETF), the main funding source for education programs; and the general fund, the primary source for Medicaid and other non-education government programs. During the first 11 months of fiscal year (FY) 2019, which ends on September 30, 2019, tax collections contributing to the state’s revenue were up compared with the same prior-year period. The rise was mainly attributed to increased sales taxes, use taxes, and corporate and individual income taxes. The general fund budget for FY 2020, passed in April 2019, was modestly larger compared to the prior year’s budget. Highlights included cost-of-living raises for the second year in a row for state employees and spending increases for the state’s prison system and department of corrections compared to FY 2019. The state’s approved ETF budget for FY 2020 reached a record high, as lawmakers approved a budget of over $7 billion for the first time. The enacted budget featured pay raises for K-12 teachers and increased spending on pre-kindergarten education, the Foundation Program and Alabama Reading Initiative for K-12 education, community colleges and other higher education institutions, prison education and the Alabama Supercomputer Authority.

Alabama’s net tax-supported debt was 2.2% of personal income and $877 per capita compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA rating with a stable outlook on Alabama’s general obligation debt.5 The rating reflected S&P’s view of the state’s expectation of a budgetary structural balance, and recent replenishment of reserves that would likely provide a strong credit support to offset the state’s credit weaknesses, including low economic performance relative to the nation, moderate debt burden

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	33.79%

Higher Education	17.71%

Tax-Supported	13.95%

General Obligation	12.23%

Refunded**	9.56%

Hospital & Health Care	7.96%

Corporate-Backed	2.65%

Transportation	2.15%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

and low-funded pension system. S&P’s rating also factored in the likelihood that pledged program revenues would provide very strong debt service coverage (DSC), supported by the state’s large tax base. However, should pledged revenue collections substantially decline, leading to lower DSC, or if weaker revenue collections, or a considerable economic decline contribute to unsustainable projected gaps, S&P could lower the rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+5.36%	+1.41%

1-Year	+7.11%	+3.09%

5-Year	+15.71%	+2.18%

10-Year	+48.11%	+3.61%

Advisor[5]

6-Month	+5.50%	+5.50%

1-Year	+7.28%	+7.28%

5-Year	+16.15%	+3.04%

10-Year	+48.59%	+4.04%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]
A	2.49%	4.59%	1.09%	2.01%
Advisor	2.83%	5.22%	1.38%	2.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.167626

A1	$0.175873

C	$0.146439

R6	$0.183203

Advisor	$0.181393

Total Annual Operating Expenses6

Share Class
A	0.91%
Advisor	0.66%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

7. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Alabama personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/19	Expenses Paid During Period1, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,053.60	$4.70	$1,020.56	$4.62	0.91%
A1	$1,000	$1,054.40	$3.92	$1,021.32	$3.86	0.76%
C	$1,000	$1,051.90	$6.76	$1,018.55	$6.65	1.31%
R6	$1,000	$1,055.10	$3.20	$1,022.02	$3.15	0.62%
Advisor	$1,000	$1,055.00	$3.41	$1,021.82	$3.35	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Florida Tax-Free Income Fund

This semiannual report for Franklin Florida Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	9.80%

AA	31.25%

A	36.49%

BBB	6.95%

Below Investment Grade	3.56%

Refunded	11.61%

Not Rated	0.34%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.44 on February 28, 2019, to $10.78 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 18.5698 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s

Dividend Distributions*

3/1/19–8/31/19

		Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	3.0100	3.1400	2.6500	3.2500	3.2200

April**	4.1500	4.2800	3.7900	4.3900	4.3600

May	2.9588	3.0906	2.6550	3.2239	3.1878

June	2.6384	2.7581	2.3580	2.8760	2.8468

July	3.0826	3.2229	2.7544	3.3601	3.3264

August	2.7300	2.8597	2.4284	2.9855	2.9546

Total	18.5698	19.3513	16.6358	20.0855	19.8956

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.14 cent per share supplemental distribution.

Class A shares’ distribution rate was 2.93% based on an annualization of August’s 2.7300 cents per share monthly dividend and the maximum offering price of $11.20 on August 31, 2019. An investor in the 2019 maximum federal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 4.95% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 68.

franklintempleton.com	Semiannual Report	11

FRANKLIN FLORIDA TAX-FREE INCOME FUND

State Update

During the six months under review, Florida’s economy continued to perform strongly and its job growth continued to outperform the nation’s, helped by healthy population growth and positive net migration. Florida’s job growth was broad-based across most job sectors, and especially supported by construction, professional and business services, and leisure and hospitality. The state’s unemployment rate declined from 3.5% in February 2019 to 3.3% at period-end, which was lower than the 3.7% national average.3 The state’s growing economy, favorable climate and increased housing affordability attracted new residents and foreign buyers, which pressured Florida’s housing market by tightening supply levels and increasing prices. However, the state’s foreclosure rate remained higher than the national rate.

Florida’s net general revenue collections in fiscal year (FY) 2019 (ended June 30, 2019) increased above estimates, compared with FY 2018, primarily reflecting estimated sales tax and above-estimated corporate income tax collections, which remained the state’s largest revenue sources. In June 2019, the governor signed the FY 2020 budget into law. The enacted budget was larger than the previous year’s and was based on steady revenue growth and strong reserves. The budget increased funding for Everglades restoration and protection of water resources, K-12 and higher education, transportation, health care and human services, and hurricane recovery. Other features included tax relief by way of reduced sales tax on commercial rent, increased corporate tax credits, and sales tax exemptions and holidays. Near period-end, Florida’s economists downgraded their revenue projections for FY 2020, one of the main reasons being the removal of Indian gaming revenue.

The strategy employed by the state to pay down debt and slow the pace of issuance led to positive results. Florida’s net tax-supported debt was 1.7% of personal income and $812 per capita, compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) maintained its AAA rating with a stable outlook for Florida’s general obligation debt, reflecting its assessment of the state’s continued strong employment and population growth, revenue growth, structurally balanced budgeting, strong reserve levels, relatively well-funded pensions and moderate debt burden.5

Portfolio Composition

8/31/19

% of Total Investments*

Hospital & Health Care	25.68%

Utilities	19.66%

Transportation	18.32%

Refunded**	13.94%

General Obligation	8.70%

Tax-Supported	7.54%

Higher Education	2.52%

Other Revenue	1.65%

Housing	1.07%

Subject to Government Appropriations	0.92%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The stable outlook reflected S&P’s assessment of Florida’s strong economic growth and the rating agency’s expectation that Florida would maintain structural budget balance. Some potential risks that S&P believes could return Florida to structural budgetary imbalance include a major economic downturn or withdrawal of federal aid. S&P also believes that economic damage or increased debt resulting from catastrophic hurricanes could pressure the state’s credit rating.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

12	Semiannual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	13

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3,4

6-Month	+5.07%	+1.13%

1-Year	+6.54%	+2.54%

5-Year	+15.68%	+2.17%

10-Year	+44.80%	+3.38%

Advisor[5]

6-Month	+5.19%	+5.19%

1-Year	+6.79%	+6.79%

5-Year	+16.41%	+3.09%

10-Year	+45.61%	+3.83%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]

A	2.93%	4.95%	1.10%	1.86%

Advisor	3.28%	5.54%	1.39%	2.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

14	Semiannual Report	franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.185698

A1	$0.193513

C	$0.166358

R6	$0.200855

Advisor	$0.198956

Total Annual Operating Expenses6

Share Class
A	0.85%
Advisor	0.60%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

7. Taxable equivalent distribution rate and yield assume the 2019 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	15

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/19	Expenses Paid During Period1, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,050.70	$4.38	$1,020.86	$4.32	0.85%
A1	$1,000	$1,051.60	$3.61	$1,021.62	$3.56	0.70%
C	$1,000	$1,048.80	$6.44	$1,018.85	$6.34	1.25%
R6	$1,000	$1,052.10	$2.89	$1,022.32	$2.85	0.56%
Advisor	$1,000	$1,051.90	$3.09	$1,022.12	$3.05	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

16	Semiannual Report	franklintempleton.com

Franklin Georgia Tax-Free Income Fund

This semiannual report for Franklin Georgia Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	8.43%

AA	66.43%

A	11.77%

BBB	2.80%

Below Investment Grade	0.86%

Refunded	9.09%

Not Rated	0.62%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.59 on February 28, 2019, to $12.03 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 18.9958 cents per share for the same period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.58% based on an

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.9700	3.1200	2.5800	3.2500	3.2100

April**	4.7400	4.8900	4.3500	5.0200	4.9800

May	2.9705	3.1200	2.6110	3.2627	3.2212

June	2.6162	2.7514	2.2831	2.8784	2.8437

July	3.0165	3.1764	2.6281	3.3244	3.2878

August	2.6826	2.8299	2.3246	2.9665	2.9294

Total	18.9958	19.8877	16.7768	20.7020	20.4721

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.77 cent per share supplemental distribution.

annualization of August’s 2.6826 cents per share monthly dividend and the maximum offering price of $12.50 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Georgia personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.85% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 77.

franklintempleton.com	Semiannual Report	17

FRANKLIN GEORGIA TAX-FREE INCOME FUND

State Update

During the six months under review, Georgia’s highly diversified and broad-based economy outpaced the nation. The Atlanta metropolitan area is the engine of the state’s economic performance and has recently experienced one of the largest population increases in the U.S. The state’s per-capita income is lower than the nation’s, but recent economic and population growth is helping to close this gap. Georgia’s low cost of living, strong transportation network, solid population growth, and favorable weather and business costs have attracted business investment and job creation. Ongoing job growth has bolstered income tax and sales tax receipts that account for the majority of general fund revenue. The state’s unemployment declined from 3.9% in February 2019 to 3.6% at period-end, which was lower than the 3.7% national rate.3

Georgia ended fiscal year (FY) 2019 on June 30 with revenues exceeding estimates. The budget adopted for FY 2019 assumed net revenue growth over the prior year’s amended budget, including expected tax growth. Budget priorities included eliminating remaining austerity adjustments, providing additional funds for the Quality Basic Education (QBE) program to fund enrollment growth and teacher training, and fully funding the QBE funding formula. Additional funds were added for contributions to the Teachers’ Retirement System and for Medicaid services, although Georgia is not a Medicaid expansion state. Georgia’s long-term liabilities are moderate and unlikely to grow to a level that pressures the state’s budget. The state treasurer also reported excess reserves which should serve as a buffer to the state government. Georgia’s legislature proposed a $27.5 billion FY 2020 budget to increase spending for K-12 education with smaller raises for teachers. The budget would also increase public health care funding, including nursing home care for the elderly and disabled.

The state’s net tax-supported debt was 2.3% of personal income and $996 per capita, compared with the 2.2% and $1,068 national medians.4 S&P also rated the company highly at AAA with a stable outlook.5 In S&P’s view, the rating reflected Georgia’s well-diversified and broad-based economic growth that outpaces the nation, strong financial monitoring and oversight, including a history of budget adjustments (usually through spending cuts) to restore fiscal balance, continued growth in the state’s revenue shortfall

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	21.05%

Hospital & Health Care	16.97%

General Obligation	14.02%

Subject to Government Appropriations	12.60%

Refunded**	9.31%

Higher Education	8.63%

Transportation	6.65%

Tax-Supported	6.62%

Housing	4.15%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

reserve, a moderate debt position coupled with rapid amortization, and proactive management of long-term liabilities through full funding of state pension contributions and creation of reserves for other post-employment benefits. The state’s stable outlook is due to active management of its budget and revenue forecast coupled with Georgia’s willingness to adjust to unforeseen economic events.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

18	Semiannual Report	franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	19

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+5.47%	+1.52%

1-Year	+6.88%	+2.87%

5-Year	+15.36%	+2.12%

10-Year	+48.65%	+3.65%

Advisor[5]

6-Month	+5.69%	+5.69%

1-Year	+7.23%	+7.23%

5-Year	+15.99%	+3.01%

10-Year	+49.36%	+4.09%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]

A	2.58%	4.85%	1.14%	2.14%

Advisor	2.92%	5.49%	1.44%	2.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 21 for Performance Summary footnotes.

20	Semiannual Report	franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.189958

A1	$0.198877

C	$0.167768

R6	$0.207020

Advisor	$0.204721

Total Annual Operating Expenses6

Share Class

A	0.87%

Advisor	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and shareprice will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

7. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Georgia personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	21

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 8/31/19	Expenses Paid During Period1, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,054.70	$4.39	$1,020.86	$4.32	0.85%
A1	$1,000	$1,055.50	$3.62	$1,021.62	$3.56	0.70%
C	$1,000	$1,052.80	$6.45	$1,018.85	$6.34	1.25%
R6	$1,000	$1,057.10	$2.90	$1,022.32	$2.85	0.56%
Advisor	$1,000	$1,056.90	$3.10	$1,022.12	$3.05	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

22	Semiannual Report	franklintempleton.com

Franklin Kentucky Tax-Free Income Fund

This semiannual report for Franklin Kentucky Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	4.64%

AA	44.14%

A	30.71%

BBB	14.27%

Refunded	6.24%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.76 on February 28, 2019, to $11.13 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.9885 cents per share for the same period.2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.44% based on an annualization of August’s 2.3498 cents per share monthly dividend and the maximum offering price of $11.56 on

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class R6	Advisor Class

March	2.6600	2.7900	2.9100	2.8800

April**	4.3900	4.5200	4.6400	4.6100

May	2.6043	2.7403	2.8708	2.8338

June	2.3067	2.4305	2.5460	2.5159

July	2.6777	2.8234	2.9583	2.9235

August	2.3498	2.4839	2.6077	2.5758

Total	16.9885	17.7881	18.5328	18.3390

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.73 cent per share supplemental distribution.

August 31, 2019. An investor in the 2019 maximum combined effective federal and Kentucky personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 85.

franklintempleton.com	Semiannual Report	23

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Commonwealth Update

During the six months under review, Kentucky’s economy continued to grow modestly, given slow population gains and marginal expansion in a number of job sectors. The health care sector is an important component of economic stability and employment in Kentucky, as Kentucky expanded Medicare under the Affordable Care Act. However, the commonwealth’s economy continued to be hindered by relatively low wealth levels and a weak demographic profile that includes an aging population. Kentucky’s unemployment rate rose from 4.1% in February 2019 to 4.4% at period-end, which was higher than the 3.7% national rate.3

Growth in fiscal year (FY) 2019 general fund collections reached an all-time high. The resulting strong budget surplus may assist efforts to achieve structural balance across the commonwealth’s operations despite higher fixed costs, which are an important aspect of Kentucky’s budget. Kentucky’s 2019–2020 biennium budget included the governor’s desired funding for a statewide broadband construction project. The new budget also included a plan to replenish the commonwealth’s reserves, reduce higher education funding and modestly lessen employee benefits. Kentucky’s budgeted pension reforms were challenged and ultimately struck down by the state’s supreme court before the reporting period. Kentucky has increased pension funding in recent years, but unfunded pension liabilities remain a significant budgetary issue. For FY 2020, the state legislature approved the governor’s proposals to issue park improvement bonds and increase higher education funding and non-profit sales tax exemptions in FY 2020. General fund receipts increased modestly in early FY 2020 due to higher sales tax and cigarette tax revenues resulting from recent legislation, despite decreased tax revenues from other sources.

Kentucky’s net tax-supported debt was $1,932 per capita and 4.8% of personal income, compared with the $1,068 and 2.2% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) affirmed Kentucky’s issuer credit rating of A with a stable outlook.5 The rating reflected increased vulnerability to fiscal strain resulting from rising pension costs and years of uneven budgetary management that has relied on spending and reserve reductions amid economic expansion. Kentucky’s moderately high debt burden,

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	29.73%

Subject to Government Appropriations	22.91%

Higher Education	20.93%

Refunded**	10.88%

Hospital & Health Care	9.59%

Housing	2.99%

Tax-Supported	2.08%

Transportation	0.89ı%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

including a large unfunded pension liability, and increasing Medicaid costs to cover expansion under the Affordable Care Act are likely to further pressure future budgets. The stable outlook reflected the implementation of pension reform, the adoption of a biennium budget that fully funds its required pension plan contributions and the transfer of funds for reserves. Future rating upgrades from S&P will depend on reducing unfunded pension liabilities and achieving structural budgetary balance.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

24	Semiannual Report	franklintempleton.com

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	25

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3,4

6-Month	+5.05%	+1.12%

1-Year	+7.08%	+3.07%

5-Year	+14.76%	+2.01%

10-Year	+46.98%	+3.53%

Advisor[5]
6-Month	+5.19%	+5.19%

1-Year	+7.15%	+7.15%

5-Year	+15.19%	+2.87%

10-Year	+47.44%	+3.96%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]
A	2.44%	4.59%	1.25%	2.35%
Advisor	2.78%	5.23%	1.54%	2.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 27 for Performance Summary footnotes.

26	Semiannual Report	franklintempleton.com

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.169885

A1	$0.177881

R6	$0.185328

Advisor	$0.183390

Total Annual Operating Expenses6

Share Class
A	0.96%
Advisor	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

7. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Kentucky personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,050.50	$4.95	$1,020.31	$4.88	0.96%
A1	$1,000	$1,051.40	$4.18	$1,021.06	$4.12	0.81%
R6	$1,000	$1,052.10	$3.46	$1,021.77	$3.40	0.67%
Advisor	$1,000	$1,051.90	$3.66	$1,021.57	$3.61	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

28	Semiannual Report	franklintempleton.com

Franklin Louisiana Tax-Free Income Fund

This semiannual report for Franklin Louisiana Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	0.87%

AA	39.03%

A	42.03%

BBB	2.70%

Below Investment Grade	1.35%

Refunded	14.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.93 on February 28, 2019, to $11.40 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.8673 cents per share for the same period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.49% based on an annualization of August’s 2.4604 cents per share monthly

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.7500	2.8900	2.3800	3.0100	2.9800

April**	3.8700	4.0100	3.5000	4.1300	4.1000

May	2.6590	2.7992	2.3179	2.9293	2.8950

June	2.3625	2.4883	2.0453	2.6026	2.5759

July	2.7654	2.9187	2.4020	3.0520	3.0214

August	2.4604	2.5986	2.1216	2.7213	2.6931

Total	16.8673	17.7048	14.7668	18.4452	18.2654

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.12 cent per share supplemental distribution.

dividend and the maximum offering price of $11.84 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Louisiana personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.68% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 93.

franklintempleton.com	Semiannual Report	29

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

State Update

Louisiana’s economy overall grew during the six months under review, supported by a strong start in the first quarter of 2019, despite moderate growth in the second quarter. The growth was evidenced by improved employment in the manufacturing, health and social services and hospitality sectors. However, the state’s slow population growth, high poverty rate and low per capita income relative to the nation’s limited Louisiana’s economic base, which remained exposed to energy sector fluctuations. Crude oil prices were mixed during the period and did not translate to higher rig counts or other signs of oil industry revival. The state’s unemployment rate decreased from 4.9% in February 2019 to 4.3% at period-end, still significantly higher than the 3.7% national average.3

The state initially balanced the fiscal year (FY) 2019 budget, ended June 30, 2019, primarily through a higher revenue forecast amid an improving economic outlook and budget surpluses. The state ended FY 2018 with a budget surplus and is likely to close FY 2019 with another surplus. In June 2019, the governor signed the state’s FY 2019-2020 operating budget, which highlighted full funding for Taylor Opportunity Program for Students (TOPS), increased spending on education, corrections, health care and public safety programs, as well as pay raises for teachers and school employees. Additionally, higher-than-projected tax collections in FY 2018 and FY 2019, which remained unspent, were allocated by the state to pay for a long list of construction work and one-time projects.

Louisiana’s net tax-supported debt was 3.5% of personal income and $1,523 per capita, compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) affirmed its rating of Aa3 on Louisiana’s general obligation debt, maintaining a stable outlook.5 The rating reflected Moody’s view of the state’s large and diverse tax base, moderate combined debt and pension burden and adherence to certain financial best practices. According to Moody’s, the state’s challenges include financial and economic strain amid energy sector volatility, difficulty in closing large structural budget gaps, and erosion of reserves and liquidity after years of structural budgetary imbalance. The stable outlook reflected the state’s recent stabilization of its

Portfolio Composition

8/31/19

% of Total Investments*

Tax-Supported	15.89%

Hospital & Health Care	15.72%

Refunded**	14.78%

Utilities	12.83%

Higher Education	12.81%

Transportation	11.24%

General Obligation	7.78%

Subject to Government Appropriations	5.48%

Other Revenue	2.36%

Housing	1.11%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

economic base and implementation of recurring, although time-limited, solutions to large structural budget gaps.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+5.88%	+1.91%

1-Year	+7.80%	+3.76%

5-Year	+17.66%	+2.52%

10-Year	+50.69%	+3.79%

Advisor[5]

6-Month	+6.01%	+6.01%

1-Year	+8.07%	+8.07%

5-Year	+18.20%	+3.40%

10-Year	+51.30%	+4.23%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]
A	2.49%	4.68%	1.16%	2.18%
Advisor	2.83%	5.32%	1.46%	2.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 33 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.168673

A1	$0.177048

C	$0.147668

R6	$0.184452

Advisor	$0.182654

Total Annual Operating Expenses9

Share Class
A	0.88%
Advisor	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

7. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Louisiana personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value	Ending Account Value 8/31/19	Expenses Paid During Period1, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,058.80	$4.50	$1,020.76	$4.42	0.87%
A1	$1,000	$1,060.60	$3.73	$1,021.52	$3.66	0.72%
C	$1,000	$1,057.80	$6.57	$1,018.75	$6.44	1.27%
R6	$1,000	$1,060.30	$3.00	$1,022.22	$2.95	0.58%
Advisor	$1,000	$1,060.10	$3.21	$1,022.02	$3.15	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Maryland Tax-Free Income Fund

This semiannual report for Franklin Maryland Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	18.84%

AA	37.68%

A	24.64%

BBB	11.27%

Below Investment Grade	1.94%

Refunded	2.75%

Not Rated	2.88%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.80 on February 28, 2019, to $11.22 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 17.1242 cents per share for the same period.22 The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.34% based on an

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A	Class C	Class R6	Advisor Class

March	2.7700	2.9100	2.4000	3.0400	3.0000

April**	4.5700	4.7100	4.2000	4.8400	4.8000

May	2.6559	2.7964	2.3316	2.9374	2.8929

June	2.3677	2.4942	2.0649	2.6201	2.5823

July	2.4880	2.6382	2.1337	2.7852	2.7414

August	2.2726	2.4109	1.9462	2.5458	2.5055

Total	17.1242	17.9597	15.0764	18.7685	18.5221

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.80 cent per share supplemental distribution.

annualization of August’s 2.2726 cents per share monthly dividend and the maximum offering price of $11.66 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Maryland personal income tax bracket of 49.75% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.66% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 102.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

State Update

Maryland’s economy continued to grow slowly during the six months under review amid mixed economic conditions. The state’s home prices rose, while the foreclosure rate declined, but remained higher than the nation’s. Maryland’s economic strengths consist of strong wealth and income indicators and a relatively diversified industry base that includes a significant federal government presence, which provides well-paying civilian and national defense jobs. Maryland’s unemployment rate rose from 3.7% in February 2019 to 3.8% at period-end, which was slightly higher than the 3.7% national average.3

Maryland’s state revenues for fiscal year (FY) 2019 were above its estimates, largely due to higher individual and corporate income taxes. However, these estimates were revised and reduced in March 2019, in lieu of taxpayers’ behavior and timing of receipts. Maryland’s enacted FY 2020 budget, which was larger in comparison to the previous year’s budget, is structurally balanced and prioritizes investments in areas such as education, health care, state employees and public safety. The budget provided the largest education funding ever in the state, including pay raises for teachers, implementing recommendations by the Kirwan Commission and funding to the Broadening Options and Opportunities for Students Today (BOOST) program.

The state’s net tax-supported debt was 3.8% of personal income and $2,343 per capita, compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the state’s general obligation debt rating at AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, continued strong wealth and income levels, proactive financial and budget management, and well-developed financial and debt management policies despite continued slow economic growth. The outlook reflected S&P’s view of the state’s continued practice of structural budget alignment, maintenance of healthy reserve levels, and proactive mid-year budget adjustments in case of slower-than-anticipated revenue growth. However, S&P expressed concern about the state’s moderately high debt levels and inability to consistently fund pensions and other long-term liabilities.

Portfolio Composition

8/31/19

% of Total Investments*

Hospital & Health Care	22.99%

Utilities	18.35%

General Obligation	14.44%

Housing	14.23%

Higher Education	12.88%

Transportation	6.12%

Other Revenue	4.51%

Subject to Government Appropriations	3.41%

Refunded**	3.07%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+5.51%	+1.56%

1-Year	+7.12%	+3.10%

5-Year	+15.44%	+2.13%

10-Year	+46.23%	+3.48%

Advisor

6-Month	+5.73%	+5.73%

1-Year	+7.48%	+7.48%

5-Year	+16.40%	+3.08%

10-Year	+48.07%	+4.00%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.34%	4.66%	1.16%	2.31%
Advisor	2.67%	5.31%	1.46%	2.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.171242

A1	$0.179597

C	$0.150764

R6	$0.187685

Advisor	$0.185221

Total Annual Operating Expenses8

Share Class
A	0.88%
Advisor	0.63%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Maryland state and local personal income tax rate of 49.75%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191,[2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191,[2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,055.10	$4.49	$1,020.76	$4.42	0.87%
A1	$1,000	$1,055.90	$3.72	$1,021.52	$3.66	0.72%
C	$1,000	$1,053.00	$6.55	$1,018.75	$6.44	1.27%
R6	$1,000	$1,056.60	$2.95	$1,022.27	$2.90	0.57%
Advisor	$1,000	$1,057.30	$3.21	$1,022.02	$3.15	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	39

Franklin Missouri Tax-Free Income Fund

This semiannual report for Franklin Missouri Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	8.79%

AA	48.75%

A	23.25%

BBB	10.33%

Below Investment Grade	4.45%

Refunded	4.23%

Not Rated	0.20%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.47 on February 28, 2019, to $11.94 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 17.5869 cents per share for the same period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.44% based on an

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.8400	2.9900	2.4600	3.1200	3.0800

April**	4.1500	4.3000	3.7700	4.4300	4.3900

May	2.7737	2.9206	2.4006	3.0601	3.0216

June	2.4805	2.5777	2.0806	2.7004	2.6702

July	2.8173	2.9749	2.4172	3.1172	3.0825

August	2.5254	2.6699	2.1565	2.8013	2.7693

Total	17.5869	18.4331	15.2849	19.2290	19.0136

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.31 cent per share supplemental distribution

annualization of August’s 2.5254 cents per share monthly dividend and the maximum offering price of $12.41 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Missouri personal income tax bracket of 46.20% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.54% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 110.

40	Semiannual Report	franklintempleton.com

FRANKLIN MISSOURI TAX-FREE INCOME FUND

State Update

Missouri’s economy steadily expanded during the six months under review but underperformed the national economy. Missouri’s housing market improved, as home prices and sales rose, and the foreclosure rate, which was below the national average, marginally declined. The state’s unemployment rate remained unchanged from 3.2% in February 2019 to 3.2% at period-end, but stayed below the 3.7% national average.3

The state concluded fiscal year (FY) 2019 on June 30, 2019, with higher year-to-date general revenue collections than the prior year, mainly because of growth in collections of corporate, sales and use taxes, and decline in refunds, while individual income tax and other collections decreased. In June 2019, the state’s governor signed the FY 2020 budget that included increased spending on infrastructure, workforce development, education, public safety as well as cost of living pay raises for state employees, without increasing the tax burden.

Missouri’s net tax-supported debt was 1.1% of personal income and $487 per capita compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) rated Missouri’s general obligation bonds at Aaa with a stable outlook.5 The rating reflected Moody’s view of the state’s history of solid reserve levels, sound fiscal management controls and affordable debt and pension burden. It also incorporated the state’s below-average wealth and demographic indicators, revenue-raising constraints and expectations that the state’s economy would continue to lag the nation’s. Furthermore, it reflected the concerns regarding the state’s ability to balance an income tax cut that will incrementally reduce revenues over the next few years. The rating agency also noted that any economic weakening that negatively affects the state’s revenue collections could lead to a downgrade.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	30.22%

Hospital & Health Care	22.80%

General Obligation	14.81%

Higher Education	8.52%

Tax-Supported	7.78%

Transportation	6.78%

Refunded**	4.23%

Subject to Government Appropriations	3.51%

Corporate-Backed	1.08%

Housing	0.27%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	41

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3,4

6-Month	+5.67%	+1.71%

1-Year	+7.45%	+3.42%

5-Year	+16.66%	+2.34%

10-Year	+46.98%	+3.53%
Advisor

6-Month	+5.80%	+5.80%

1-Year	+7.62%	+7.62%

5-Year	+17.33%	+3.25%

10-Year	+48.59%	+4.04%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.44%	4.54%	1.23%	2.29%
Advisor	2.78%	5.17%	1.52%	2.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 43 for Performance Summary footnotes.

42	Semiannual Report	franklintempleton.com

FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.175869

A1	$0.184331

C	$0.152849

R6	$0.192290

Advisor	$0.190136

Total Annual Operating Expenses8

Share Class
A	0.84%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Missouri personal income tax rate of 46.20%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	43

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,056.70	$4.24	$1,021.01	$4.17	0.82%
A1	$1,000	$1,057.50	$3.47	$1,021.77	$3.40	0.67%
C	$1,000	$1,055.00	$6.30	$1,019.00	$6.19	1.22%
R6	$1,000	$1,058.20	$2.74	$1,022.47	$2.69	0.53%
Advisor	$1,000	$1,058.00	$2.95	$1,022.27	$2.90	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

44	Semiannual Report	franklintempleton.com

Franklin North Carolina Tax-Free Income Fund

This semiannual report for Franklin North Carolina Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	23.03%

AA	57.25%

A	9.62%

BBB	2.60%

Below Investment Grade	2.93%

Refunded	4.57%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.30 on February 28, 2019, to $11.74 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 15.9146 cents per share for the same period.2 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.33% based on an annualization of August’s 2.3676 cents per share monthly

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.6200	2.7700	2.2400	2.8900	2.8600

April**	3.5700	3.7200	3.1900	3.8400	3.8100

May	2.5618	2.7069	2.2078	2.8362	2.8046

June	2.1938	2.3259	1.8661	2.4416	2.4151

July	2.6014	2.7569	2.2197	2.8924	2.8614

August	2.3676	2.5089	2.0101	2.6335	2.6051

Total	15.9146	16.7886	13.7337	17.5337	17.3562

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.95 cent per share supplemental distribution.

dividend and the maximum offering price of $12.20 on August 31, 2019. An investor in the 2019 maximum combined effective federal and North Carolina personal income tax bracket of 46.05% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.32% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 121.

franklintempleton.com	Semiannual Report	45

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

State Update

North Carolina’s diverse economy continued to grow during the six months under review, helped by strong employment and population growth and a favorable business climate. The state’s housing market had mixed signals, as home prices rose while foreclosure rates increased above the nation’s. North Carolina’s unemployment rate rose from 3.9% in February 2019 to 4.2% at period-end, which was higher than the national average of 3.7%.3

The state ended fiscal year (FY) 2019 on June 30, 2019, with revenues that were higher than expected and better than the prior year, largely due to growth in sales and use taxes and individual income tax collections. In August 2019, the governor vetoed the latest Republican House budget due to low pay increases for teachers and absence of Medicaid expansion. However, toward period-end, the governor signed a number of smaller budget bills, including pay raises for state employees. The proposed budget featured funding of pro-life non-profit Human Coalition, education, salary raises for state employees and investment in rural communities.

North Carolina’s net tax-supported debt remained relatively low at 1.2% of personal income and $531 per capita, compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and a stable outlook for the state’s general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, low-to-moderate debt burden, well-funded pension system and progress in addressing other postemployment benefits. The stable outlook reflected the strength of the state’s growing economy and budgetary performance in recent years that led to increasing reserves. S&P expects North Carolina to continue to focus on its structural budget adjustments.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

8/31/19

% of Total Investments*

Higher Education	20.78%

Hospital & Health Care	19.78%

Refunded**	19.37%

Utilities	17.39%

Transportation	9.29%

General Obligation	7.63%

Housing	3.51%

Subject to Government Appropriations	1.95%

Corporate-Backed	0.30%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

46	Semiannual Report	franklintempleton.com

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3,4

6-Month	+5.33%	+1.38%

1-Year	+6.88%	+2.87%

5-Year	+13.65%	+1.81%

10-Year	+40.83%	+3.09%
Advisor

6-Month	+5.38%	+5.38%

1-Year	+7.06%	+7.06%

5-Year	+14.31%	+2.71%

10-Year	+42.28%	+3.59%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.33%	4.32%	0.99%	1.84%
Advisor	2.67%	4.95%	1.29%	2.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 48 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	47

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.159146

A1	$0.167886

C	$0.137337

R6	$0.175337

Advisor	$0.173562

Total Annual Operating Expenses8

Share Class
A	0.83%
Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and North Carolina personal income tax rate of 46.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

48	Semiannual Report	franklintempleton.com

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,053.30	$4.23	$1,021.01	$4.17	0.82%
A1	$1,000	$1,053.20	$3.46	$1,021.77	$3.40	0.67%
C	$1,000	$1,050.50	$6.29	$1,019.00	$6.19	1.22%
R6	$1,000	$1,054.90	$2.79	$1,022.42	$2.75	0.54%
Advisor	$1,000	$1,053.80	$2.94	$1,022.27	$2.90	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Semiannual Report	49

Franklin Virginia Tax-Free Income Fund

This semiannual report for Franklin Virginia Tax-Free Income Fund covers the period ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

8/31/19

Ratings	% of Total Investments

AAA	17.54%

AA	58.64%

A	8.40%

BBB	4.75%

Below Investment Grade	1.77%

Refunded	7.90%

Not Rated	1.00%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.92 on February 28, 2019, to $11.29 on August 31, 2019. The Fund’s Class A shares paid dividends totaling 16.3291 cents per share for the same period.2 The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.38% based on an

Dividend Distributions*

3/1/19–8/31/19

	Dividend per Share (cents)

Month	Class A	Class A1	Class C	Class R6	Advisor Class

March	2.6900	2.8300	2.3200	2.9500	2.9200

April**	3.9600	4.1000	3.5900	4.2200	4.1900

May	2.5862	2.7263	2.2497	2.8564	2.8225

June	2.1900	2.3237	1.8838	2.4394	2.4115

July	2.5748	2.7267	2.2128	2.8619	2.8294

August	2.3281	2.4661	1.9932	2.5904	2.5606

Total	16.3291	17.1728	14.2495	17.9181	17.7340

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.27 cent per share supplemental distribution.

annualization of August’s 2.3281 cents per share monthly dividend and the maximum offering price of $11.73 on August 31, 2019. An investor in the 2019 maximum combined effective federal and Virginia personal income tax bracket of 46.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.45% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of the Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 131.

50	Semiannual Report	franklintempleton.com

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Commonwealth Update

Virginia’s economy remained stable and continued to grow during the six months under review, helped by a sizable federal government presence. The state’s home sales and prices increased, and the foreclosure rate rose before ending the period relatively unchanged and below the national rate. The commonwealth’s unemployment rate declined from 2.9% in February 2019 to 2.8% at period-end, which was lower than the 3.7% national average.3

The commonwealth ended fiscal year (FY) 2019 on June 30, 2019, with a sizable budget surplus after strong revenue growth, outperforming lawmakers’ expectations. The strong performance was largely due to higher non-withholding income tax collections and lower individual income tax refunds than in previous years. In April 2019, the legislature passed an amendment to the biennial budget that ends the suspension of driver’s licenses for unpaid court fines or fees. In May 2019, the governor signed the new budget that includes further investments in education and funding of critical infrastructure improvements and affordable housing. However, the governor regretted that the budget restricts participation in the Regional Greenhouse Gas Initiative, prohibits funding for certain contraceptives as well as some family planning and does not fund body-worn cameras for use by law enforcement officers.

Virginia’s net tax-supported debt was 2.7% of personal income and $1,502 per capita, compared with the 2.2% and $1,068 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the commonwealth’s general obligation debt rating of AAA and maintained a stable outlook.5 The rating reflected S&P’s view of Virginia’s strong and diverse economy, strong financial policies and practices, long history of proactive and conservative financial management, and the state’s moderate debt levels. The stable outlook reflected S&P’s opinion that the commonwealth should continue to experience positive revenue performance in the 2018–2020 biennium and remain committed to structural budget solutions and the rebuilding of reserve balances. S&P stated that if the commonwealth reversed its efforts to rebuild its reserves, returned to structural imbalance or experienced weaker economic performance relative to the nation’s, it might lead the rating agency to consider a lower rating.

Portfolio Composition

8/31/19

% of Total Investments*

Utilities	21.63%

Transportation	20.82%

Refunded**	15.36%

Hospital & Health Care	14.54%

Higher Education	12.79%

General Obligation	6.99%

Subject to Government Appropriations	4.08%

Housing	2.18%

Other Revenue	1.61%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State government – U.S.: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs,” 6/3/19.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	51

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of August 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3,4

6-Month	+4.92%	+0.98%

1-Year	+6.59%	+2.59%

5-Year	+14.16%	+1.90%

10-Year	+42.36%	+3.20%

Advisor

6-Month	+5.14%	+5.14%

1-Year	+6.85%	+6.85%

5-Year	+15.01%	+2.84%

10-Year	+44.05%	+3.72%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]
A	2.38%	4.45%	0.92%	1.72%
Advisor	2.72%	5.09%	1.20%	2.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 53 for Performance Summary footnotes.

52	Semiannual Report	franklintempleton.com

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–8/31/19)

Share Class	Net Investment Income

A	$0.163291

A1	$0.171728

C	$0.142495

R6	$0.179181

Advisor	$0.177340

Total Annual Operating Expenses8

Share Class
A	0.84%
Advisor	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s August dividend and the maximum offering price (NAV for Advisor Class) per share on 8/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 7/16/19 for the maximum combined effective federal and Virginia personal income tax rate of 46.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	53

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,049.20	$4.33	$1,020.91	$4.27	0.84%
A1	$1,000	$1,050.90	$3.56	$1,021.67	$3.51	0.69%
C	$1,000	$1,047.40	$6.38	$1,018.90	$6.29	1.24%
R6	$1,000	$1,050.70	$2.84	$1,022.37	$2.80	0.55%
Advisor	$1,000	$1,051.40	$3.04	$1,022.17	$3.00	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

54	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Alabama Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.85	$10.79

Income from investment operations[b]:

Net investment income[c]	0.15	0.15

Net realized and unrealized gains (losses)	0.43	0.06

Total from investment operations.	0.58	0.21

Less distributions from:

Net investment income	(0.17)	(0.15)

Net asset value, end of period	$11.26	$10.85

Total return[d]	5.36%	1.98%

Ratios to average net assets[e]

Expenses[f]	0.91%	0.92%

Net investment income	2.73%	2.91%

Supplemental data

Net assets, end of period (000’s)	$10,902	$7,334

Portfolio turnover rate	1.42%	8.57%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	55

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
		2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.84	$10.88	$11.16	$11.35	$11.55	$11.18

Income from investment operations[b]:
Net investment income[c]	0.16	0.33	0.35	0.39	0.42	0.44
Net realized and unrealized gains (losses)	0.43	(0.04)	(0.27)	(0.20)	(0.20)	0.37

Total from investment operations	0.59	0.29	0.08	0.19	0.22	0.81

Less distributions from:

Net investment income	(0.18)	(0.33)	(0.36)	(0.38)	(0.42)	(0.44)

Net asset value, end of period	$11.25	$10.84	$10.88	$11.16	$11.35	$11.55

Total return[d]	5.44%	2.76%	0.72%	1.69%	1.99%	7.35%

Ratios to average net assets[e]

Expenses	0.76%[f]	0.77% [f]	0.74%	0.72%	0.71%	0.72%

Net investment income	2.88%	3.06%	3.16%	3.38%	3.73%	3.83%

Supplemental data

Net assets, end of period (000’s)	$188,661	$188,290	$208,340	$225,050	$228,212	$224,586

Portfolio turnover rate	1.42%	8.57%	14.66%	16.81%	10.70%	6.46%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,
		2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.98	$11.02	$11.30	$11.49	$11.69	$11.31

Income from investment operations[b]:

Net investment income[c]	0.13	0.27	0.29	0.33	0.37	0.38

Net realized and unrealized gains (losses)	0.44	(0.04)	(0.27)	(0.20)	(0.21)	0.38

Total from investment operations	0.57	0.23	0.02	0.13	0.16	0.76

Less distributions from:

Net investment income	(0.15)	(0.27)	(0.30)	(0.32)	(0.36)	(0.38)

Net asset value, end of period	$11.40	$10.98	$11.02	$11.30	$11.49	$11.69

Total return[d]	5.19%	2.15%	0.16%	1.11%	1.41%	6.77%

Ratios to average net assets[e]

Expenses	1.31%[f]	1.32%[f]	1.29%	1.27%	1.26%	1.27%

Net investment income	2.33%	2.51%	2.61%	2.83%	3.18%	3.28%

Supplemental data

Net assets, end of period (000’s)	$31,312	$30,641	$45,422	$55,619	$54,075	$53,424

Portfolio turnover rate	1.42%	8.57%	14.66%	16.81%	10.70%	6.46%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,

			2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.84		$10.88	$11.13

Income from investment operations[b]:

Net investment income[c]	0.17		0.35	0.22

Net realized and unrealized gains (losses)	0.42		(0.04)	(0.26)

Total from investment operations	0.59		0.31	(0.04)

Less distributions from:

Net investment income	(0.18)		(0.35)	(0.21)

Net asset value, end of period	$11.25		$10.84	$10.88

Total return[d]	5.51%		2.78%	(0.26)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.64%		0.65%	0.66%

Expenses net of waiver and payments by affiliates	0.62%	[f]	0.63% [f]	0.61%

Net investment income	3.02%		3.20%	3.29%

Supplemental data

Net assets, end of period (000’s)	$1,006		$824	$1,516

Portfolio turnover rate	1.42%		8.57%	14.66%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,

			2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.84		$10.88	$11.16	$11.49

Income from investment operations[b]:
Net investment income[c]	0.17		0.34	0.36	0.18
Net realized and unrealized gains (losses)	0.42		(0.04)	(0.27)	(0.33)

Total from investment operations	0.59		0.30	0.09	(0.15)

Less distributions from:
Net investment income	(0.18)		(0.34)	(0.37)	(0.18)

Net asset value, end of period	$11.25		$10.84	$10.88	$11.16

Total return[d]	5.50%		2.86%	0.82%	(1.33)%

Ratios to average net assets[e]

Expenses	0.66%	[f]	0.67% [f]	0.64%	0.62%

Net investment income	2.98%		3.16%	3.26%	3.48%

Supplemental data

Net assets, end of period (000’s)	$11,224		$8,335	$7,689	$5,149

Portfolio turnover rate	1.42%		8.57%	14.66%	16.81%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Alabama Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.4%
Alabama 98.4%
Alabama Community College System Board of Trustees Revenue, Bishop State Community College, BAM Insured, 4.00%, 1/01/49	$2,000,000	$2,233,060
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue, Series A, 5.00%, 6/01/37	4,130,000	5,140,239
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group, Refunding, Series B, 5.00%, 11/15/46	3,000,000	3,526,590
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	3,000,000	3,159,630
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43	4,120,000	4,359,619
Auburn University General Fee Revenue, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,976,625
Baldwin County Board of Education Revenue,
Capital Outlay School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,295,968
School wts., Refunding, 5.00%, 6/01/24	2,605,000	2,861,045
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,140,698
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, BAM Insured, 5.00%, 6/01/39	6,000,000	7,209,420
Bessemer Water Revenue, wts., Refunding, AGMC Insured, 5.00%, 1/01/47	2,590,000	3,035,765
Birmingham GO, Convertible, Capital Appreciation, Series A, 5.00%, 3/01/43	5,000,000	5,508,800
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35	4,000,000	4,541,000
Series B, 5.00%, 1/01/43	3,745,000	4,128,825
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,932,800
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46	6,000,000	6,985,800
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,420,415
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,149,850
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,097,530
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36	2,000,000	2,308,680
East Alabama Health Care Authority Health Care Facilities Revenue, Series A, 5.00%, 9/01/41	3,000,000	3,607,830
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A, AGMC Insured, 5.00%, 12/01/41	10,000,000	10,904,300
Homewood GO, Capital Improvement wts., Pre-Refunded, 5.00%, 9/01/42	4,000,000	4,467,920
Huntsville GO,
wts., Series A, 5.00%, 5/01/39	1,000,000	1,281,700
wts., Series B, 5.00%, 5/01/38	4,775,000	5,956,049
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	4,000,000	4,735,720
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,450,990
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36	5,000,000	6,126,000
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	3,750,000	3,778,125
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,897,096
Madison GO, wts., Series A, 5.00%, 4/01/37	2,590,000	3,017,972
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, 5.00%, 12/01/41	4,610,000	5,500,375
Marshall County Board of Education Special Tax, School wts., AGMC Insured, 4.00%, 3/01/41	1,000,000	1,088,600
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	11,100,200
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35	4,300,000	4,776,054
Refunding, 5.00%, 3/01/35	2,720,000	2,977,883

60	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Opelika Utilities Board Utility Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/37	$3,000,000	$3,028,770
Refunding, 4.00%, 6/01/41	2,000,000	2,223,600
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,590,941
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	3,024,190
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,352,080
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,062,120
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,087,600
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,260,040
Talladega County Board of Education Special Tax School wts. Revenue, Sales Tax, Refunding, BAM Insured, 5.00%, 11/01/39	2,000,000	2,412,360
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40	295,000	308,018
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40	1,705,000	1,791,768
Trussville GO,
wts., Series A, 4.00%, 8/01/41	3,000,000	3,387,540
wts., Series B, 5.00%, 10/01/39	1,895,000	2,126,493
wts., Series B, Pre-Refunded, 5.00%, 10/01/39	1,105,000	1,274,827
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41	4,000,000	4,772,960
Tuscaloosa County Board of Education Special Tax, School wts., 4.00%, 2/01/47	5,000,000	5,517,650
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%, 9/01/29	5,000,000	6,148,400
University of Alabama General Fee Revenue, University of Alabama in Huntsville, Series B-2, 5.00%, 9/01/48	5,000,000	6,127,650
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2, 5.00%, 10/01/37	7,520,000	8,498,578
University of Montevallo Revenue, Refunding, BAM Insured, 5.00%, 5/01/42	2,500,000	3,010,500
University of South Alabama Revenue, University Facilities, Series A, BAM Insured, 5.00%, 4/01/49	2,000,000	2,469,460

Total Municipal Bonds before Short Term Investments (Cost $221,916,119)		239,154,718

franklintempleton.com	Semiannual Report	61

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments (Cost $1,295,000) 0.5%

Municipal Bonds 0.5%
Alabama 0.5%
[a]Mobile IDB, PCR, Alabama Power Co. Barry Plant Project, First Series, Daily VRDN and Put, 1.43%, 6/01/34	$1,295,000	$1,295,000

Total Investments (Cost $223,211,119) 98.9%		240,449,718
Other Assets, less Liabilities 1.1%		2,655,173

Net Assets 100.0%		$243,104,891

See Abbreviations on page 167.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Florida Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]
Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.44	$10.44

Income from investment operations[b]:

Net investment income[c]	0.17	0.17

Net realized and unrealized gains (losses)	0.36	—	[d]

Total from investment operations	0.53	0.17

Less distributions from:

Net investment income	(0.19)	(0.17)

Net asset value, end of period	$10.78	$10.44

Total return[e]	5.07%	1.71%

Ratios to average net assets[f]

Expenses[g]	0.85%	0.85%

Net investment income	3.24%	3.48%

Supplemental data

Net assets, end of period (000’s)	$42,831	$29,086

Portfolio turnover rate	3.65%	10.03%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	63

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
				Year Ended February 28,
			2019	2018	2017	2016[a]	2015
Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.43		$10.47	$10.88	$11.19	$11.38	$11.05

Income from investment operations[b]:

Net investment income[c]	0.18		0.38	0.39	0.43	0.45	0.48

Net realized and unrealized gains (losses)	0.35		(0.04)	(0.39)	(0.31)	(0.20)	0.34

Total from investment operations	0.53		0.34	—	0.12	0.25	0.82

Less distributions from:

Net investment income	(0.19)		(0.38)	(0.41)	(0.43)	(0.44)	(0.49)

Net asset value, end of period	$10.77		$10.43	$10.47	$10.88	$11.19	$11.38

Total return[d]	5.16%		3.36%	(0.02)%	1.05%	2.32%	7.57%

Ratios to average net assets[e]

Expenses	0.70%	[f]	0.70% [f]	0.67% [g]	0.65%	0.64%	0.64%

Net investment income	3.39%		3.63%	3.63%	3.82%	4.01%	4.25%

Supplemental data

Net assets, end of period (000’s)	$456,382		$462,869	$536,099	$635,594	$689,641	$725,177

Portfolio turnover rate	3.65%		10.03%	10.10%	13.84%	5.17%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

64	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.66		$10.69	$11.10	$11.41	$11.59	$11.25

Income from investment operations[b]:

Net investment income[c]	0.15		0.33	0.34	0.37	0.39	0.42

Net realized and unrealized gains (losses)	0.37		(0.03)	(0.40)	(0.32)	(0.19)	0.35

Total from investment operations	0.52		0.30	(0.06)	0.05	0.20	0.77

Less distributions from:

Net investment income	(0.17)		(0.33)	(0.35)	(0.36)	(0.38)	(0.43)

Net asset value, end of period	$11.01		$10.66	$10.69	$11.10	$11.41	$11.59

Total return[d]	4.88%		2.81%	(0.58)%	0.46%	1.81%	6.94%

Ratios to average net assets[e]

Expenses.	1.25%	[f]	1.25% [f]	1.22% [g]	1.20%	1.19%	1.19%

Net investment income	2.84%		3.08%	3.08%	3.27%	3.46%	3.70%

Supplemental data

Net assets, end of period (000’s)	$37,631		$39,117	$73,237	$90,754	$88,734	$89,809

Portfolio turnover rate	3.65%		10.03%	10.10%	13.84%	5.17%	5.17%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.46		$10.49	$10.82

Income from investment operations[b]:

Net investment income[c]	0.19		0.39	0.24

Net realized and unrealized gains (losses)	0.35		(0.02)	(0.33)

Total from investment operations	0.54		0.37	(0.09)

Less distributions from:

Net investment income	(0.20)		(0.40)	(0.24)

Net asset value, end of period	$10.80		$10.46	$10.49

Total return[d]	5.21%		3.57%	(0.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%		0.58%	0.58%

Expenses net of waiver and payments by affiliates	0.56%	[f]	0.56% [f]	0.54%

Net investment income	3.53%		3.77%	3.76%

Supplemental data

Net assets, end of period (000’s)	$3,192		$2,343	$2,387

Portfolio turnover rate	3.65%		10.03%	10.10%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

66	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.46		$10.49	$10.89	$11.23

Income from investment operations[b]:

Net investment income[c]	0.19		0.39	0.40	0.20

Net realized and unrealized gains (losses)	0.35		(0.03)	(0.38)	(0.34)

Total from investment operations	0.54		0.36	0.02	(0.14)

Less distributions from:

Net investment income	(0.20)		(0.39)	(0.42)	(0.20)

Net asset value, end of period	$10.80		$10.46	$10.49	$10.89

Total return[d]	5.19%		3.54%	0.17%	(1.25)%

Ratios to average net assets[e]

Expenses	0.60%	[f]	0.60% [f]	0.57% [g]	0.55%

Net investment income	3.49%		3.73%	3.73%	3.92%

Supplemental data

Net assets, end of period (000’s)	$30,662		$25,472	$20,467	$10,916

Portfolio turnover rate	3.65%		10.03%	10.10%	13.84%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	67

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Florida Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.5%
Florida 95.0%
Atlantic Beach Health Care Facilities Revenue, Fleet Landing Project, Refunding, Series A, 5.00%, 11/15/38	$1,105,000	$1,289,458
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Refunding, 5.00%, 4/01/39	5,000,000	5,577,200
Central Expressway Authority Revenue,
senior lien, Refunding, Series B, 4.00%, 7/01/39	5,000,000	5,559,550
senior lien, Refunding, Series B, 4.00%, 7/01/40	5,825,000	6,464,294
Citizens Property Insurance Corp. Revenue, Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,521,400
City of Winter Park Water and Sewer Revenue, Improvement, Pre-Refunded, 5.00%, 12/01/34	2,000,000	2,018,920
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39	2,000,000	2,020,380
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,148,860
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,368,500
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,473,159
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	11,442,420
Florida Higher Educational Facilities Financing Authority Revenue,
Nova Southeastern University Project, 6.375%, 4/01/31	2,750,000	2,937,055
Rollins College Project, Pre-Refunded, 5.00%, 12/01/37	10,000,000	10,478,200
The University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,192,060
Florida State Board of Education GO,
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/35	5,340,000	6,107,465
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series F, 4.00%, 6/01/37	8,000,000	9,067,920
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	17,728,650
Public Education Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	7,494,518
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, Pre-Refunded, 5.25%, 10/01/40	5,000,000	5,423,400
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	3,985,963
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,711,600
Series A, ETM, 6.875%, 10/01/22	5,000,000	5,433,700
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,055,100
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,007,740
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,003,280
[a]Fort Myers Utility System Revenue, Refunding, Series A, 4.00%, 10/01/44	8,000,000	9,076,560
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	3,039,417
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,500,807
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,937,910
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,855,806
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	2,342,861
Gainesville Utilities System Revenue, Refunding, Series A, 5.00%, 10/01/47	5,000,000	6,298,750
Greater Orlando Aviation Authority Airport Facilities Revenue, Series A, 5.00%, 10/01/39	5,000,000	5,206,100
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,819,500
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36	2,500,000	2,943,250

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Hillsborough County Aviation Authority Revenue,
Tampa International Airport, Customer Facility Charge, Series A, 5.00%, 10/01/44	$5,000,000	$5,711,550
Tampa International Airport, Series E, 5.00%, 10/01/43	5,000,000	6,149,250
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,223,240
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	12,300,000	14,002,320
Lee County IDA Health Care Facilities Revenue, Shell Point-Alliance, Improvement, 5.00%, 11/15/44	5,000,000	5,870,850
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, Pre-Refunded, 5.50%, 11/15/42	2,100,000	2,299,521
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,353,300
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,698,178
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,949,740
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/40	5,000,000	5,740,950
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,782,700
Miami Health Facilities Authority Revenue, Miami Jewish Health Systems Inc. Project, Refunding, 5.125%, 7/01/46	2,250,000	2,585,790
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,011,200
Miami Special Obligation Revenue, Parking, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,166,100
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Series A, Pre-Refunded, 5.50%, 10/01/36	5,000,000	5,016,750
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,548,400
Miami International Airport, Refunding, Series B, 5.00%, 10/01/40	5,000,000	6,049,900
Miami International Airport, Series A-1, Pre-Refunded, 5.375%, 10/01/35	5,920,000	6,192,261
Miami International Airport, Series A-1, Pre-Refunded, 5.375%, 10/01/35	1,580,000	1,653,533
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	19,344,737
Miami-Dade County Health Facilities Authority Hospital Revenue,
Miami Children’s Hospital Project, Series A, 6.125%, 8/01/42	1,055,000	1,096,789
Miami Children’s Hospital Project, Series A, Pre-Refunded, 6.125%, 8/01/42	2,945,000	3,075,316
Nicklaus Children’s Hospital Project, Refunding, 5.00%, 8/01/42	3,000,000	3,581,370
Nicklaus Children’s Hospital Project, Refunding, 4.00%, 8/01/47	3,500,000	3,824,660
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,765,976
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	11,820,600
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/42	15,000,000	16,467,000
5.00%, 7/01/43	10,000,000	12,354,300
4.00%, 7/01/47	5,000,000	5,633,350
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	10,000,000	10,425,500
Refunding, 5.00%, 10/01/43	5,000,000	6,233,150
Refunding, Series A, 5.00%, 10/01/42	10,000,000	11,070,400
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,244,900

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42	$10,000,000	$10,742,600
Hospital, Orlando Health Obligated Group, Series A, 5.00%, 10/01/47	5,000,000	6,100,100
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	5,000,000	5,580,350
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,431,226
Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,161,300
Series C, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,129,040
Series C, Pre-Refunded, 5.00%, 7/01/40	2,755,000	2,843,876
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B, 5.00%, 5/15/47	5,000,000	5,642,350
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,014,050
Palm Beach GO, Underground Utility Project, 4.00%, 7/01/43	5,000,000	5,736,600
Sarasota County Health Facilities Authority Revenue,
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/33	600,000	686,184
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/38	1,025,000	1,169,392
Retirement Facility, Improvement, Sunnyside Village Project, 5.00%, 5/15/48	1,850,000	2,103,487
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/37	2,350,000	2,612,424
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/42	1,600,000	1,768,256
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/47	2,450,000	2,702,350
Sarasota County Public Hospital District Revenue, Hospital, Sarasota Memorial Hospital Project, 4.00%, 7/01/48	10,000,000	11,100,400
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,105,700
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida, Refunding, 4.00%, 8/15/42	5,000,000	5,550,400
Baptist Health South Florida, Refunding, 5.00%, 8/15/42	6,500,000	7,801,365
St. Petersburg Public Utility Revenue, Series A, Pre-Refunded, 5.00%, 10/01/36	2,180,000	2,186,475
Sunrise Utilities System Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,091,160
Tamarac Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	1,585,000	1,589,707
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%, 10/01/38	10,000,000	11,442,800
Tampa Hospital Revenue, H. Lee Moffitt Cancer Center Project, Refunding, Series B, 5.00%, 7/01/37	5,000,000	5,818,650
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20	570,000	583,714
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26	2,695,000	3,197,644
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	5,000,000	6,025,700
University of North Florida FICO Revenue, Capital Improvement, Housing Project, Refunding, AGMC Insured, 5.00%, 11/01/35	5,000,000	6,026,050
Volusia County Educational Facility Authority Revenue,
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/42	1,500,000	1,779,855
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/47	3,500,000	4,135,145

		542,333,684

U.S. Territories 3.5%
Puerto Rico 3.5%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series A-RSA-1, 5.00%, 7/01/42	10,000,000	8,000,000
Series XX-RSA-1, 5.25%, 7/01/40	10,000,000	8,025,000

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	$3,900,000	$4,002,375

		20,027,375

Total Municipal Bonds before Short Term Investments (Cost $524,492,479)		562,361,059

Short Term Investments 2.1%

Municipal Bonds 2.1%
Florida 2.1%
[c]Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.43%, 7/15/22	11,700,000	11,700,000
[c]St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.38%, 9/01/28	300,000	300,000

Total Short Term Investments (Cost $12,000,000)		12,000,000

Total Investments (Cost $536,492,479) 100.6%		574,361,059
Other Assets, less Liabilities (0.6)%		(3,663,480)

Net Assets 100.0%		$570,697,579

See Abbreviations on page 167.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Georgia Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]
Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.59	$11.57

Income from investment operations[b]:

Net investment income[c]	0.17	0.17

Net realized and unrealized gains (losses)	0.46	0.02

Total from investment operations	0.63	0.19

Less distributions from:

Net investment income	(0.19)	(0.17)

Net asset value, end of period	$12.03	$11.59

Total return[d]	5.47%	1.70%

Ratios to average net assets[e]

Expenses[f]	0.85%	0.87%

Net investment income	2.90%	3.10%

Supplemental data

Net assets, end of period (000’s)	$35,049	$19,705

Portfolio turnover rate	4.13%	11.78%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
				Year Ended February 28,
			2019	2018	2017	2016[a]	2015
Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.59		$11.65	$11.99	$12.32	$12.46	$12.02

Income from investment operations[b]:

Net investment income[c]	0.18		0.38	0.39	0.42	0.45	0.46

Net realized and unrealized gains (losses)	0.46		(0.06)	(0.33)	(0.33)	(0.14)	0.44

Total from investment operations	0.64		0.32	0.06	0.09	0.31	0.90

Less distributions from:

Net investment income	(0.20)		(0.38)	(0.40)	(0.42)	(0.45)	(0.46)

Net asset value, end of period	$12.03		$11.59	$11.65	$11.99	$12.32	$12.46

Total return[d]	5.55%		2.83%	0.46%	0.69%	2.56%	7.57%

Ratios to average net assets[e]

Expenses	0.70%	[f]	0.72% [f]	0.69% [g]	0.67%	0.67%	0.67%

Net investment income	3.05%		3.25%	3.25%	3.36%	3.67%	3.73%

Supplemental data

Net assets, end of period (000’s)	$314,903		$313,940	$363,390	$428,301	$429,103	$410,603

Portfolio turnover rate	4.13%		11.78%	9.33%	8.34%	4.92%	11.89%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019
				Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.77		$11.83	$12.16	$12.49	$12.63	$12.17

Income from investment operations[b]:

Net investment income[c]	0.15		0.32	0.33	0.35	0.39	0.40

Net realized and unrealized gains (losses)	0.47		(0.06)	(0.33)	(0.33)	(0.15)	0.45

Total from investment operations	0.62		0.26	—	0.02	0.24	0.85

Less distributions from:

Net investment income	(0.17)		(0.32)	(0.33)	(0.35)	(0.38)	(0.39)

Net asset value, end of period	$12.22		$11.77	$11.83	$12.16	$12.49	$12.63

Total return[d]	5.28%		2.22%	(0.02)%	0.12%	1.97%	7.06%

Ratios to average net assets[e]

Expenses	1.25%	[f]	1.27% [f]	1.24% [g]	1.22%	1.22%	1.22%

Net investment income	2.50%		2.70%	2.70%	2.81%	3.12%	3.18%

Supplemental data

Net assets, end of period (000’s)	$66,938		$72,542	$109,722	$128,544	$126,117	$123,265

Portfolio turnover rate	4.13%		11.78%	9.33%	8.34%	4.92%	11.89%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
			Year Ended February 28,

			2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.59		$11.66	$11.94

Income from investment operations[b]:

Net investment income[c]	0.19		0.39	0.24

Net realized and unrealized gains (losses)	0.47		(0.06)	(0.29)

Total from investment operations	0.66		0.33	(0.05)

Less distributions from:

Net investment income	(0.21)		(0.40)	(0.23)

Net asset value, end of period	$12.04		$11.59	$11.66

Total return[d]	5.71%		2.86%	(0.40)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%		0.59%	4.47%

Expenses net of waiver and payments by affiliates	0.56%	[f]	0.57% [f]	0.55%

Net investment income	3.19%		3.40%	3.39%

Supplemental data

Net assets, end of period (000’s)	$4,688		$3,786	$5

Portfolio turnover rate	4.13%		11.78%	9.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
		Year Ended February 28,

		2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.59	$11.66	$11.99	$12.41

Income from investment operations[b]:

Net investment income[c]	0.19	0.39	0.40	0.20

Net realized and unrealized gains (losses)	0.46	(0.07)	(0.32)	(0.43)

Total from investment operations	0.65	0.32	0.08	(0.23)

Less distributions from:

Net investment income	(0.20)	(0.39)	(0.41)	(0.19)

Net asset value, end of period	$12.04	$11.59	$11.66	$11.99

Total return[d]	5.69%	2.83%	0.64%	(1.82)%

Ratios to average net assets[e]

Expenses	0.60%[f]	0.62% [f]	0.59% [g]	0.57%

Net investment income	3.15%	3.35%	3.35%	3.46%

Supplemental data

Net assets, end of period (000’s)	$52,667	$40,142	$35,389	$21,454

Portfolio turnover rate	4.13%	11.78%	9.33%	8.34%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Georgia Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.7%
Georgia 97.8%
Athens Housing Authority Revenue,
UGAREF East Campus Housing Phase II LLC Project, Refunding, 5.00%, 6/15/36	$2,390,000	$2,913,625
UGAREF Fraternity Row LLC Project, Refunding, 4.00%, 6/15/40	5,000,000	5,593,100
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,156,760
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,386,040
Series A, 5.00%, 1/01/40	9,000,000	9,105,390
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,583,923
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,713,905
[a]General, sub. lien, Series D, 4.00%, 7/01/39	4,500,000	5,166,810
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A, 5.00%, 12/01/35	3,530,000	4,124,381
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40	7,750,000	9,276,285
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,572,670
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,919,522
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,297,040
Atlanta Tax Allocation, Beltline Project, Refunding, Series B, 5.00%, 1/01/31	1,780,000	2,171,475
Atlanta Water and Wastewater Revenue,
Refunding, 4.00%, 11/01/38	1,450,000	1,712,203
Refunding, 5.00%, 11/01/43	10,000,000	11,788,200
Refunding, Series B, 5.00%, 11/01/47	5,000,000	6,139,000
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,282,850
Series A, Pre-Refunded, 6.00%, 11/01/28	5,055,000	5,094,480
Bainbridge PFAR, Decatur County Projects, AGMC Insured, 4.00%, 3/01/43.	4,000,000	4,427,680
[b]Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	25
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	20
Bartow-Cartersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,395,948
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/40	5,000,000	5,442,000
Brookhaven Development Authority Revenue, Children’s Healthcare of Atlanta, Series A, 4.00%, 7/01/44	6,000,000	6,855,600
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Series C, AGMC Insured, Pre-Refunded, 5.00%, 6/01/33	2,045,000	2,103,876
Buford GO, Refunding, Series C, 4.00%, 1/01/43	5,000,000	5,568,000
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,178,999
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project, Refunding, Series D, 4.125%, 11/01/45	6,000,000	6,503,700
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	2,000,000	2,315,220
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,160,050
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,705,483
Cartersville Water and Sewer Revenue, Refunding, 5.00%, 6/01/48	4,000,000	4,916,560

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Georgia (continued)
City of Dalton GO, 5.00%, 2/01/48	$3,000,000	$3,696,270
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,498,700
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,179,910
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%, 8/01/30	2,000,000	2,068,620
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%, 8/01/35	1,000,000	1,036,560
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28	1,285,000	1,398,825
Cobb County Development Authority Revenue, Georgia Tech Cobb Research Campus, Series A, 4.00%, 6/01/42	1,600,000	1,789,280
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate
Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,325,320
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,726,150
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,723,225
Columbus Water and Sewerage Revenue, Series A, 5.00%, 5/01/33	1,030,000	1,193,451
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,134,400
Coweta County Water and Sewage Authority Revenue, Refunding, 4.00%, 6/01/39	1,500,000	1,738,320
Dalton-Whitfield County Joint Development Authority Revenue, Hamilton Health Care System Obligated Group, 4.00%, 8/15/41	3,000,000	3,359,490
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	6,859,538
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	10,655,000	13,097,232
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	12,337,972
DeKalb Newton and Gwinnett County Joint Development Authority Revenue, GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,443,450
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc. Project, Pre-Refunded, 5.25%, 11/15/39	5,000,000	5,041,250
Fairburn GO, AGMC Insured, Pre-Refunded, 5.75%, 12/01/31	2,000,000	2,208,160
Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical Center Project, Refunding, Series A, 4.00%, 7/01/43	7,735,000	8,500,688
Forsyth County School District GO, 5.00%, 2/01/38	2,650,000	3,354,529
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	1,000,000	1,181,760
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,252,766
Georgia Tech Facilities, 4.00%, 3/01/43	2,000,000	2,257,740
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,010,320
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,595,480
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44	10,000,000	11,253,100
Fulton County GO, Library Bond, 4.00%, 7/01/40	5,000,000	5,641,450
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square Foundation Inc. Project, Refunding, 5.00%, 7/01/42	6,000,000	6,594,840

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%, 2/15/40	$1,245,000	$1,268,045
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/42	7,000,000	8,252,930
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Series A, Pre-Refunded, 5.375%, 2/15/40	3,755,000	3,827,396
Georgia State GO,
Series A, 4.00%, 7/01/36	5,000,000	5,830,550
Series A-2, 4.00%, 2/01/36	5,000,000	5,719,700
Georgia State HFAR,
SFM, Series A, 3.80%, 12/01/37	5,000,000	5,215,100
SFM, Series A, 3.85%, 12/01/38	6,150,000	6,756,205
SFM, Series A, 3.95%, 12/01/43	3,000,000	3,276,660
SFM, Series B, 4.05%, 12/01/38	1,640,000	1,826,370
Georgia State Municipal Electric Authority Revenue, Power, Series GG, 5.00%, 1/01/39	7,000,000	7,694,120
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25	2,500,000	2,774,875
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26	2,500,000	2,773,275
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia Health System Project, 5.00%, 8/01/47	5,000,000	5,872,300
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,286,890
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,346,580
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,009,440
Gwinnett County School District GO, 5.00%, 2/01/41	3,000,000	3,851,220
Henry County School District GO, 4.00%, 8/01/33	5,000,000	5,723,850
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	2,240,000	2,406,947
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,667,432
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35	2,810,000	3,324,370
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/38	2,500,000	3,434,950
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	6,386,300
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, AGMC Insured, Pre-Refunded, 5.00%, 8/01/41	5,000,000	5,176,150
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	6,004,800
Moultrie-Colquitt County Development Authority Revenue, Philadelphia College of Osteopathic Medicine Project, 5.00%, 12/01/43	4,815,000	5,866,837
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,757,145
Pierce County School District GO, 4.00%, 1/01/43	3,725,000	4,163,246
Private Colleges and Universities Authority Revenue,
Emory University, Green, Refunding, Series B, 5.00%, 9/01/48	3,255,000	4,135,608
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	9,282,608
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,650,650
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	10,006,600
Richmond County Hospital Authority Revenue, Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/35	8,000,000	8,851,520

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	$3,000,000	$3,623,610
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.25%, 11/01/35	1,000,000	1,047,850
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.375%, 11/01/40	5,000,000	5,246,450
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,210,000
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center Project, Series B, Pre-Refunded, 5.00%, 10/01/41	3,000,000	3,240,000
Worth County School District GO, 5.00%, 12/01/42	5,000,000	6,101,500

		463,959,695

U.S. Territories 0.9%
Puerto Rico 0.9%
[b]Puerto Rico Electric Power Authority Power Revenue, Series XX-RSA-1, 5.25%, 7/01/40	5,000,000	4,012,500

Total Municipal Bonds before Short Term Investments (Cost $441,516,484)		467,972,195

Short Term Investments 1.5%

Municipal Bonds 1.5%
Georgia 1.5%
[c]Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic Assn. Project, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.38%, 7/01/35	3,100,000	3,100,000
[c]Fulton County Development Authority Revenue, Children’s Healthcare of Atlanta Inc. Project, Refunding, SPA PNC Bank, Weekly VRDN and Put, 1.36%, 7/01/42	3,900,000	3,900,000

Total Short Term Investments (Cost $7,000,000)		7,000,000

Total Investments (Cost $448,516,484) 100.2%		474,972,195
Other Assets, less Liabilities (0.2)%		(727,134)

Net Assets 100.0%		$474,245,061

See Abbreviations on page 167.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Kentucky Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.76	$10.68

Income from investment operations[b]:

Net investment income[c]	0.15	0.15

Net realized and unrealized gains (losses)	0.39	0.08

Total from investment operations	0.54	0.23

Less distributions from:

Net investment income	(0.17)	(0.15)

Net asset value, end of period	$11.13	$10.76

Total return[d]	5.05%	2.16%

Ratios to average net assets[e]

Expenses[f]	0.96%	0.97%

Net investment income	2.74%	3.00%

Supplemental data

Net assets, end of period (000’s)	$6,033	$2,785

Portfolio turnover rate	8.64%	18.61%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019			Year Ended February 28,
	(unaudited)		2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.75		$10.77	$11.01	$11.31	$11.52	$11.12

Income from investment operations[b]:

Net investment income[c]	0.16		0.34	0.37	0.40	0.41	0.43

Net realized and unrealized gains (losses)	0.39		(0.02)	(0.24)	(0.30)	(0.21)	0.40

Total from investment operations	0.55		0.32	0.13	0.10	0.20	0.83

Less distributions from:

Net investment income	(0.18)		(0.34)	(0.37)	(0.40)	(0.41)	(0.43)

Net asset value, end of period	$11.12		$10.75	$10.77	$11.01	$11.31	$11.52

Total return[d]	5.14%		3.01%	1.20%	0.86%	1.82%	7.61%

Ratios to average net assets[e]

Expenses	0.81%	[f]	0.82% [f]	0.79%	0.77%	0.76%	0.78%

Net investment income	2.89%		3.15%	3.40%	3.51%	3.61%	3.81%

Supplemental data

Net assets, end of period (000’s)	$131,378		$130,267	$150,182	$165,613	$173,093	$168,278

Portfolio turnover rate	8.64%		18.61%	13.90%	9.14%	5.91%	6.35%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.75		$10.77	$10.98

Income from investment operations[b]:

Net investment income[c]	0.17		0.35	0.23

Net realized and unrealized gains (losses)	0.39		(0.02)	(0.22)

Total from investment operations	0.56		0.33	0.01

Less distributions from:

Net investment income	(0.19)		(0.35)	(0.22)

Net asset value, end of period	$11.12		$10.75	$10.77

Total return[d]	5.21%		3.13%	0.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.70%		0.70%	0.70%

Expenses net of waiver and payments by affiliates	0.67%	[f]	0.67%[f]	0.65%

Net investment income	3.03%		3.30%	3.54%

Supplemental data

Net assets, end of period (000’s)	$1,962		$1,843	$2,085

Portfolio turnover rate	8.64%		18.61%	13.90%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.75		$10.77	$11.01	$11.35

Income from investment operations[b]:

Net investment income[c]	0.16		0.35	0.38	0.19

Net realized and unrealized gains (losses)	0.39		(0.02)	(0.24)	(0.35)

Total from investment operations	0.55		0.33	0.14	(0.16)

Less distributions from:

Net investment income	(0.18)		(0.35)	(0.38)	(0.18)

Net asset value, end of period	$11.12		$10.75	$10.77	$11.01

Total return[d]	5.19%		3.10%	1.30%	(1.36)%

Ratios to average net assets[e]

Expenses	0.71%	[f]	0.72% [f]	0.69%	0.67%

Net investment income	2.99%		3.25%	3.50%	3.61%

Supplemental data

Net assets, end of period (000’s)	$11,653		$9,298	$7,438	$6,896

Portfolio turnover rate	8.64%		18.61%	13.90%	9.14%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Kentucky Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.0%
Kentucky 98.0%
Boyle County Revenue, Educational Facilities, Centre College of Kentucky, Refunding, 5.00%, 6/01/37	$2,000,000	$2,394,680
[a]Campbell and Kenton Counties Sanitation District No. 1 Revenue, Refunding, 4.00%, 8/01/34	5,310,000	6,096,517
[a,b]Caroll County Pollution Control Revenue, Kentucky Utilities Co. Project, Refunding, Series A, Mandatory Put, 1.55%, 9/01/26	2,000,000	2,010,980
Eastern Kentucky University General Receipts Revenue, Series A, 4.00%, 10/01/37	1,540,000	1,738,460
Fayette County School District Finance Corp. Revenue,
School Building, Series A, 4.00%, 5/01/38	1,000,000	1,112,520
School Building, Series D, 5.00%, 8/01/34	1,985,000	2,354,408
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,131,580
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	145,000	145,478
Jefferson County School District Finance Corp. School Building Revenue, Refunding, Series B, 4.00%, 12/01/26	3,500,000	4,129,265
Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground, Transylvania University Project, Series B, 4.00%, 3/01/49	2,500,000	2,688,450
Kentucky Bond Development Corp. Transient Room Tax Revenue, Lexington Center Corp. Project, Refunding, Series A, 5.00%, 9/01/48	2,500,000	3,034,300
Kentucky Economic Development Finance Authority Revenue,
Commonspirit Health, Refunding, Series A-2, 5.00%, 8/01/49	2,000,000	2,433,300
Hospital, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,292,450
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,411
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34	1,010,000	1,012,384
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,327,036
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,887,888
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/28	2,000,000	2,189,380
Wastewater and Drinking Water Revolving Fund, Series A, Pre-Refunded, 5.00%, 2/01/31	4,190,000	4,586,751
Kentucky State Municipal Power Agency Power System Revenue,
[a]Prairie State Project, Refunding, Series A, 4.00%, 9/01/45	2,000,000	2,183,500
Prairie State Project, Refunding, Series A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,522,780
Kentucky State Property and Buildings Commission Revenue,
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	4,082,715
Project No. 115, 5.00%, 4/01/38	2,500,000	2,970,125
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,662,050
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/36	550,000	671,072
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/37	700,000	851,641
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,265,560
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,542,730
Lexington-Fayette Urban County Airport Board Revenue, General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,303,891
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,159,690
Louisville and Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A, Pre-Refunded, 5.375%, 12/01/39	1,995,000	2,015,928

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Kentucky (continued)
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Refunding, Series A, 4.00%, 5/15/38	$5,000,000	$5,744,400
Sewer and Drainage System, Series A, 4.00%, 5/15/48	2,750,000	3,038,392
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,715,000	3,078,729
College, Improvement and Refunding, Bellarmine University Inc. Project, 5.00%, 5/01/31	2,000,000	2,227,940
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,206,738
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, Pre-Refunded, 6.375%, 8/01/40	2,500,000	2,616,250
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,007,040
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,058,260
American Water Co. Project, Series B, 5.625%, 9/01/39	2,000,000	2,006,160
Owensboro Electric Light and Power System Revenue, Refunding, 4.00%, 1/01/27	1,250,000	1,432,625
Owensboro Water Revenue, Refunding and Improvement, 4.00%, 9/15/45	5,000,000	5,559,750
Paducah Electric Plant Board Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/34	5,700,000	6,766,926
Pikeville Hospital Revenue, Pikeville Medical Center Inc. Project, Improvement and Refunding, 6.50%, 3/01/41	2,875,000	3,049,052
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,508,130
Russell Revenue, Bon Secours Health System Inc., Pre-Refunded, 5.00%, 11/01/26	4,000,000	4,473,600
Scott County School District Finance Corp. Revenue, School Building, 4.00%, 6/01/38	1,615,000	1,793,183
Shelby County School District Finance Corp. Revenue, School Building, 4.00%, 8/01/38	3,465,000	3,854,778
University of Kentucky General Receipts Revenue,
Series A, 4.00%, 10/01/32	4,000,000	4,567,520
Series A, 4.00%, 4/01/44	2,250,000	2,427,300
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,374,090
General Receipts, Series D, 5.00%, 3/01/30	4,140,000	5,085,369
Warren County Hospital Facility Revenue, Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,096,610
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,773,785

Total Municipal Bonds before Short Term Investments (Cost $139,134,827)		148,030,547

Short Term Investments 7.2%

Municipal Bonds 7.2%
Kentucky 7.2%
[c]Berea Educational Facilities Revenue,
Berea College Project, Series A, Daily VRDN and Put, 1.12%, 6/01/32	5,000,000	5,000,000
Berea College Project, Series B, Daily VRDN and Put, 1.12%, 6/01/29	2,240,000	2,240,000

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
Kentucky (continued)
[c]Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, LOC PNC Bank, Daily VRDN and Put, 1.39%, 10/01/39	$3,670,000	$3,670,000

Total Short Term Investments (Cost $10,910,000)		10,910,000

Total Investments (Cost $150,044,827) 105.2%		158,940,547
Other Assets, less Liabilities (5.2)%		(7,914,206)

Net Assets 100.0%		$151,026,341

See Abbreviations on page 167.

aSecurity purchased on a when-issued basis. See Note 1(b).

bThe maturity date shown represents the mandatory put date.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Louisiana Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.93	$10.85

Income from investment operations[b]:

Net investment income[c]	0.15	0.16

Net realized and unrealized gains (losses)	0.49	0.08

Total from investment operations	0.64	0.24

Less distributions from:

Net investment income	(0.17)	(0.16)

Net asset value, end of period	$11.40	$10.93

Total return[d]	5.88%	2.22%

Ratios to average net assets[e]

Expenses[f]	0.87%	0.88%

Net investment income	2.77%	3.06%

Supplemental data

Net assets, end of period (000’s)	$33,038	$18,110

Portfolio turnover rate	2.35%	9.46%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.92		$10.90		$11.15	$11.50	$11.62	$11.26

Income from investment operations[b]:

Net investment income[c]	0.16		0.35		0.36	0.39	0.43	0.45

Net realized and unrealized gains (losses)	0.50		0.02		(0.24)	(0.34)	(0.12)	0.37

Total from investment operations	0.66		0.37		0.12	0.05	0.31	0.82

Less distributions from:

Net investment income	(0.18)		(0.35)		(0.37)	(0.40)	(0.43)	(0.46)

Net asset value, end of period	$11.40		$10.92		$10.90	$11.15	$11.50	$11.62

Total return[d]	6.06%		3.45%		1.04%	0.43%	2.78%	7.38%

Ratios to average net assets[e]

Expenses	0.72%	[f]	0.73%	[f]	0.70%	0.68%	0.69%	0.69%

Net investment income	2.92%		3.21%		3.23%	3.41%	3.77%	3.95%

Supplemental data

Net assets, end of period (000’s)	$291,502		$284,259		$322,080	$343,042	$335,785	$330,742

Portfolio turnover rate	2.35%		9.46%		21.83%	16.87%	4.13%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
					Year Ended February 28,
			2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.10		$11.07		$11.32	$11.67	$11.79	$11.41

Income from investment operations[b]:

Net investment income[c]	0.14		0.29		0.30	0.33	0.37	0.40

Net realized and unrealized gains (losses)	0.50		0.03		(0.25)	(0.34)	(0.12)	0.37

Total from investment operations	0.64		0.32		0.05	(0.01)	0.25	0.77

Less distributions from:

Net investment income	(0.15)		(0.29)		(0.30)	(0.34)	(0.37)	(0.39)

Net asset value, end of period	$11.59		$11.10		$11.07	$11.32	$11.67	$11.79

Total return[d]	5.78%		2.92%		0.46%	(0.13)%	2.18%	6.87%

Ratios to average net assets[e]

Expenses	1.27%	[f]	1.28%	[f]	1.25%	1.23%	1.24%	1.24%

Net investment income	2.37%		2.66%		2.68%	2.86%	3.22%	3.40%

Supplemental data

Net assets, end of period (000’s)	$41,540		$42,188		$61,399	$67,154	$68,319	$68,272

Portfolio turnover rate	2.35%		9.46%		21.83%	16.87%	4.13%	13.28%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.93		$10.90		$11.18

Income from investment operations[b]:

Net investment income[c]	0.17		0.36		0.22

Net realized and unrealized gains (losses)	0.48		0.03		(0.28)

Total from investment operations	0.65		0.39		(0.06)

Less distributions from:

Net investment income	(0.18)		(0.36)		(0.22)

Net asset value, end of period	$11.40		$10.93		$10.90

Total return[d]	6.03%		3.67%		(0.59)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.60%		0.61%		0.60%

Expenses net of waiver and payments by affiliates	0.58%	[f]	0.59%	[f]	0.57%

Net investment income	3.06%		3.35%		3.36%

Supplemental data

Net assets, end of period (000’s)	$4,687		$3,865		$3,683

Portfolio turnover rate	2.35%		9.46%		21.83%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.93		$10.90		$11.15	$11.54

Income from investment operations[b]:

Net investment income[c]	0.17		0.36		0.37	0.19

Net realized and unrealized gains (losses)	0.48		0.03		(0.24)	(0.40)

Total from investment operations	0.65		0.39		0.13	(0.21)

Less distributions from:

Net investment income	(0.18)		(0.36)		(0.38)	(0.18)

Net asset value, end of period	$11.40		$10.93		$10.90	$11.15

Total return[d]	6.01%		3.65%		1.14%	(1.79)%

Ratios to average net assets[e]

Expenses	0.62%	[f]	0.63%	[f]	0.60%	0.58%

Net investment income	3.02%		3.31%		3.33%	3.51%

Supplemental data

Net assets, end of period (000’s)	$23,479		$19,580		$14,091	$10,259

Portfolio turnover rate	2.35%		9.46%		21.83%	16.87%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Louisiana Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 97.5%
Louisiana 96.2%
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	$10,000,000	$11,212,700
Bossier City Public Improvement Sales Tax Revenue, Series ST, 5.00%, 12/01/36	1,405,000	1,697,310
Bossier City Utilities Revenue, Refunding, 5.00%, 10/01/37	5,280,000	6,130,450
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,236,653
Calcasieu Parish School District No. 23 GO,
[a]Public Improvement, BAM Insured, 4.00%, 9/01/36	670,000	772,336
[a]Public Improvement, BAM Insured, 4.00%, 9/01/37	600,000	689,652
[a]Public Improvement, BAM Insured, 4.00%, 9/01/39	2,060,000	2,350,954
Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,497,203
Calcasieu Parish School District No. 31 GO,
Public School Improvement, BAM Insured, 5.00%, 3/01/36	1,000,000	1,230,570
Public School Improvement, BAM Insured, 4.00%, 3/01/37	1,000,000	1,144,140
Public School Improvement, BAM Insured, 5.00%, 3/01/38	1,000,000	1,222,760
Public School Improvement, BAM Insured, 4.00%, 3/01/39	750,000	854,565
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	275,000	275,580
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40	155,000	155,268
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/33	1,000,000	1,180,050
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,835,050
Greater New Orleans Expressway Commission Toll Revenue, sub. lien, AGMC Insured, 5.00%, 11/01/47	4,000,000	4,708,680
Jefferson Parish Hospital District No. 1 Hospital Revenue, Parish of Jefferson, West Jefferson Medical Center, Series A, Pre-Refunded, 6.00%, 1/01/39	3,105,000	3,299,839
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, AGMC Insured, 5.00%, 12/01/42	2,250,000	2,733,165
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,309,840
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,703,514
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28	1,345,000	1,616,448
Refunding, AGMC Insured, 5.00%, 11/01/31	2,400,000	2,861,760
Lafayette Parish School Board Sales Tax Revenue, 5.00%, 4/01/48	6,000,000	7,188,540
Lafayette Public Improvement Sales Tax Revenue,
Pre-Refunded, 5.00%, 3/01/36	1,865,000	1,974,886
Series A, 5.00%, 5/01/44	4,350,000	5,395,087
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.25%, 10/01/30	4,000,000	4,178,640
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 5.75%, 10/01/29	750,000	752,625
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/34	1,750,000	1,756,440
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/38	1,335,000	1,339,913
Lafayette Utilities Revenue, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,226,150
Louisiana Local Government Environmental Facilities and CDA Revenue,
Airport, Monroe Regional Airport Terminal Project, Assured Guaranty, Pre-Refunded, 5.50%, 2/01/39	2,000,000	2,036,060
Denham Springs Sewer District No. 1 Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/39	3,750,000	3,785,475
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%, 12/01/40	2,925,000	3,489,145

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/34	$2,550,000	$2,913,401
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/43	3,000,000	3,334,110
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,490,620
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,809,300
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/33	800,000	900,512
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/34	620,000	695,113
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	1,800,000	1,960,434
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, AGMC Insured, 5.00%, 10/01/48	3,500,000	4,121,915
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, Refunding, AGMC Insured, 5.00%, 10/01/39	2,680,000	3,229,856
Southeastern Louisiana University Student Housing/University Facilities Inc. Project, Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,136,900
Woman’s Hospital Foundation Project, Refunding, Series A, 5.00%, 10/01/44	5,000,000	5,933,450
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35	4,965,000	5,743,015
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	5,000,000	5,856,650
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 5.00%, 7/01/35	35,000	42,571
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,113,400
Louisiana Children’s Medical Center Project, Series A1, 5.00%, 6/01/45	10,000,000	12,030,000
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, 5.00%, 7/01/37	3,750,000	4,324,387
CHRISTUS Health, Series E, 5.00%, 7/01/48	5,000,000	6,049,400
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,264,050
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39	5,000,000	5,111,150
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/34	30,000	37,032
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	5,000,000	5,471,850
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47	20,000	24,688
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46	10,000,000	11,709,800
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	1,730,000	2,003,600
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	2,913,075
Tulane University of Louisiana Project, Refunding, Series A, 5.00%, 12/15/41	3,000,000	3,579,870
Tulane University of Louisiana Project, Refunding, Series A, 4.00%, 12/15/50	2,000,000	2,218,320
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,122,642
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41	3,000,000	3,529,020
second lien, Refunding, Series C, 5.00%, 5/01/40	5,000,000	6,136,400
second lien, Refunding, Series C, 5.00%, 5/01/45	10,000,000	12,148,000
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,595,300
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36	5,000,000	6,072,850
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,476,704
Series A, 5.00%, 3/01/37	3,000,000	3,809,940

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Grant Anticipation Revenue,
Series A, 5.00%, 9/01/30	$2,000,000	$2,588,700
Series A, 5.00%, 9/01/31	4,750,000	6,111,255
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,233,916
Series A, 5.00%, 6/15/32	9,850,000	11,410,240
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group, Flagship Properties LLC, Louisiana State University Greenhouse District Project, 5.00%, 7/01/52	2,310,000	2,665,578
Provident Group, Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/46	6,500,000	7,547,800
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,130,225
Louisiana State Unclaimed Property Special Revenue, I-49 North Project, 5.00%, 9/01/33	5,860,000	6,630,590
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	4,000,000	4,493,760
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,163,130
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,208,397
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,157,540
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	4,500,000	5,327,010
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,161,300
Natchitoches Parish School District No. 9 GO, School, AGMC Insured, 5.00%, 3/01/38	1,440,000	1,790,712
New Orleans Aviation Board Revenue, General Airport, North Terminal Project, Series A, 5.00%, 1/01/48	10,000,000	11,827,200
Port of New Orleans Board of Commissioners Port Facility Revenue, Series A, AGMC Insured, 5.00%, 4/01/48	2,750,000	3,324,392
Ruston Sales Tax Revenue, AGMC Insured, 5.00%, 6/01/35	1,085,000	1,286,159
Shreveport GO, Pre-Refunded, 5.00%, 8/01/29	4,790,000	5,140,820
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%, 3/01/27	1,500,000	1,848,645
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41	4,000,000	4,746,000
St. Charles Parish School Board Sales and Use Tax Revenue, 4.00%, 8/01/38	805,000	930,765
St. Tammany Parish Hospital Service District No. 1 Hospital Revenue, St. Tammany Parish Hospital Project, Refunding, Series A, 5.00%, 7/01/48	5,000,000	5,985,850
St. Tammany Parish Utilities Revenue,
Series B, Pre-Refunded, 5.50%, 8/01/35	2,650,000	2,754,834
Series B, Pre-Refunded, 5.00%, 8/01/44	3,290,000	3,405,314
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38.	2,000,000	2,254,400
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, Pre-Refunded, 5.00%, 4/01/32	2,265,000	2,404,003

		379,279,308

U.S. Territories 1.3%
Puerto Rico 1.3%
[b]Puerto Rico Electric Power Authority Power Revenue, Series WW-RSA-1, 5.25%, 7/01/33	6,450,000	5,176,125

Total Municipal Bonds before Short Term Investments (Cost $358,064,746)		384,455,433

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $9,500,000) 2.4%

Municipal Bonds 2.4%
Louisiana 2.4%
[c]East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 1.30%, 11/01/19	$9,500,000	$9,500,000

Total Investments (Cost $367,564,746) 99.9%		393,955,433
Other Assets, less Liabilities 0.1%.		290,412

Net Assets 100.0%		$394,245,845

See Abbreviations on page 167.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Maryland Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 10.80	$ 10.76

Income from investment operations[b]:

Net investment income[c]	0.15	0.15

Net realized and unrealized gains (losses)	0.44	0.04

Total from investment operations	0.59	0.19

Less distributions from:

Net investment income	(0.17)	(0.15)

Net asset value, end of period	$ 11.22	$ 10.80

Total return[d]	5.51%	1.84%

Ratios to average net assets[e]

Expenses[f]	0.87%	0.88%

Net investment income	2.71%	2.95%

Supplemental data

Net assets, end of period (000’s)	$ 44,480	$ 26,572

Portfolio turnover rate	4.53%	5.33%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 10.80		$ 10.76		$ 11.10	$ 11.35	$ 11.55	$ 11.20

Income from investment operations[b]:

Net investment income[c]	0.16		0.33		0.34	0.39	0.42	0.42

Net realized and unrealized gains (losses)	0.44		0.05		(0.32)	(0.24)	(0.21)	0.35

Total from investment operations	0.60		0.38		0.02	0.15	0.21	0.77

Less distributions from:

Net investment income	(0.18)		(0.34)		(0.36)	(0.40)	(0.41)	(0.42)

Net asset value, end of period	$ 11.22		$ 10.80		$ 10.76	$ 11.10	$ 11.35	$ 11.55

Total return[d]	5.59%		3.59%		0.13%	1.31%	1.88%	6.94%

Ratios to average net assets[e]

Expenses	0.72%	[f]	0.73%	[f]	0.70%	0.67%	0.67%	0.67%

Net investment income	2.86%		3.10%		3.07%	3.47%	3.70%	3.63%

Supplemental data

Net assets, end of period (000’s)	$ 283,973		$ 279,750		$ 319,120	$ 351,933	$ 369,661	$ 393,022

Portfolio turnover rate	4.53%		5.33%		11.36%	33.34%	9.77%	15.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.02		$10.98		$11.31	$11.56	$11.75	$11.39

Income from investment operations[b]:

Net investment income[c]	0.13		0.28		0.28	0.34	0.36	0.36

Net realized and unrealized gains (losses)	0.45		0.04		(0.32)	(0.25)	(0.20)	0.35

Total from investment operations	0.58		0.32		(0.04)	0.09	0.16	0.71

Less distributions from:

Net investment income	(0.15)		(0.28)		(0.29)	(0.34)	(0.35)	(0.35)

Net asset value, end of period	$11.45		$11.02		$10.98	$11.31	$11.56	$11.75

Total return[d]	5.30%		2.94%		(0.34)%	0.72%	1.38%	6.33%

Ratios to average net assets[e]

Expenses	1.27%	[f]	1.28%	[f]	1.25%	1.22%	1.22%	1.22%

Net investment income	2.31%		2.55%		2.52%	2.92%	3.15%	3.08%

Supplemental data

Net assets, end of period (000’s)	$50,931		$56,323		$92,553	$115,011	$117,167	$125,328

Portfolio turnover rate	4.53%		5.33%		11.36%	33.34%	9.77%	15.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.82		$10.78		$11.05

Income from investment operations[b]:

Net investment income[c]	0.17		0.35		0.21

Net realized and unrealized gains (losses)	0.44		0.04		(0.27)

Total from investment operations	0.61		0.39		(0.06)

Less distributions from:

Net investment income	(0.19)		(0.35)		(0.21)

Net asset value, end of period	$11.24		$10.82		$10.78

Total return[d]	5.66%		3.71%		(0.58)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.59%		0.61%		0.62%

Expenses net of waiver and payments by affiliates	0.57%	[f]	0.58%	[f]	0.56%

Net investment income	3.01%		3.25%		3.21%

Supplemental data

Net assets, end of period (000’s)	$2,736		$1,753		$1,376

Portfolio turnover rate	4.53%		5.33%		11.36%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019				Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.81		$10.77		$11.11	$11.35	$11.56	$11.20

Income from investment operations[b]:

Net investment income[c]	0.16		0.34		0.35	0.41	0.43	0.43

Net realized and unrealized gains (losses)	0.46		0.05		(0.32)	(0.24)	(0.22)	0.36

Total from investment operations	0.62		0.39		0.03	0.17	0.21	0.79

Less distributions from:

Net investment income	(0.19)		(0.35)		(0.37)	(0.41)	(0.42)	(0.43)

Net asset value, end of period	$11.24		$10.81		$10.77	$11.11	$11.35	$11.56

Total return[d]	5.73%		3.68%		0.22%	1.50%	1.90%	7.13%

Ratios to average net assets[e]

Expenses	0.62%	[f]	0.63%	[f]	0.60%	0.57%	0.57%	0.57%

Net investment income	2.96%		3.20%		3.17%	3.57%	3.80%	3.73%

Supplemental data

Net assets, end of period (000’s)	$47,201		$44,264		$40,532	$42,625	$28,464	$27,131

Portfolio turnover rate	4.53%		5.33%		11.36%	33.34%	9.77%	15.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Maryland Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 96.5%
Maryland 91.5%
Annapolis GO, Public Improvements, Pre-Refunded, 5.00%, 8/01/31	$1,250,000	$1,344,025
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,538,623
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	13,303,499
[a]Anne Arundel County MFHR, Glenview Gardens Apartments Project, Mandatory Put, 5.00%, 1/01/27	1,910,000	1,968,771
Baltimore County GO,
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39	2,900,000	3,492,412
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41	2,900,000	3,480,551
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	15,322,175
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46	5,000,000	6,023,750
Mayor and City Council of Baltimore, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,729,950
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/38	8,930,000	10,233,691
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,315,465
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46	2,000,000	2,153,980
The Verona at Oakland Mills Project, 5.00%, 10/01/28	10,000,000	11,291,500
Woodfield Oxford Square Apartments, 5.00%, 12/01/46	5,000,000	5,913,350
Maryland CDA Department Housing and Community Development Revenue, Residential, Refunding, Series A, 3.85%, 9/01/33	5,000,000	5,533,100
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,108,219
Maryland Stadium Authority Revenue, Baltimore City Public Schools, Construction and Revitalization Program, 5.00%, 5/01/46	10,085,000	11,969,685
Maryland State CDA Department Housing and Community Development Revenue,
Series D, 3.00%, 7/01/39	1,500,000	1,563,180
Series D, 3.20%, 7/01/44	1,000,000	1,043,350
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Senior Obligations, Series A-1, 4.00%, 6/01/47	2,300,000	2,531,150
Senior Obligations, Series A-1, 5.00%, 6/01/48	1,310,000	1,593,838
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	3,918,145
Maryland State EDC Student Housing Revenue,
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,189,981
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,446,700
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,070,767
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,263,499
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,248,840
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	5,067,212
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	3,305,000	3,916,921
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,617,480
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,663,188
Maryland State GO, State and Local Facilities Loan of 2013, Bidding Group 2, Second Series A, 5.00%, 8/01/31	5,000,000	6,679,350
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	8,000,000	9,507,600
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39	10,000,000	11,415,900
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45	4,170,000	4,908,090

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/34	$1,500,000	$1,630,005
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/44	7,470,000	8,804,291
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	9,655,000	11,378,128
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	10,000,000	11,958,400
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,500,150
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	16,491,750
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,633,900
LifeBridge Health Issue, Refunding, 5.00%, 7/01/44	2,000,000	2,376,020
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47	4,000,000	4,670,600
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,594,565
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,769,689
Maryland Institute College of Art Issue, Refunding, 5.00%, 6/01/29	1,000,000	1,100,220
Maryland Institute College of Art Issue, Refunding, 4.00%, 6/01/42	5,325,000	5,830,981
Medstar Health Issue, Series A, 5.00%, 8/15/38	5,000,000	5,568,200
Medstar Health Issue, Series A, 5.00%, 5/15/45	5,000,000	5,951,300
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45	8,535,000	9,748,506
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/27	655,000	661,399
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,048,900
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,207,068
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	6,330,000	7,204,869
Trinity Health Credit Group, 5.00%, 12/01/46	1,680,000	2,021,074
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35	2,100,000	2,447,844
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39	10,000,000	11,968,000
University of Maryland Medical System Issue, Series D, 4.00%, 7/01/48	5,000,000	5,510,450
Maryland State Industrial Development Financing Authority EDR,
McDonogh School Facility, Refunding, 4.00%, 9/01/43	1,100,000	1,235,542
McDonogh School Facility, Refunding, 4.00%, 9/01/48	610,000	677,661
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	8,038,560
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33	7,000,000	7,898,310
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,722,175
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,362,284
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,613,309
Department of Liquor Control, Series A, 5.00%, 4/01/30	1,935,000	2,047,907
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	1,895,587
Series A, 5.00%, 4/01/31	1,240,000	1,266,834
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	2,060,000	2,142,194
Prince George’s County GO, Consolidated Public Improvement, Series A, 4.00%, 7/15/35	11,405,000	13,373,731

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Maryland (continued)
Washington Suburban Sanitary District GO,
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Second Series, 5.00%, 6/01/37	$5,000,000	$6,085,100
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Second Series, 4.00%, 6/01/43	8,070,000	9,015,320

		392,818,760

District of Columbia 3.1%
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series B, 5.00%, 7/01/42	11,000,000	13,429,680

U.S. Territories 1.9%
Puerto Rico 1.9%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.50%, 7/01/38	5,000,000	4,012,500
Series XX-RSA-1, 5.25%, 7/01/40	5,000,000	4,012,500

		8,025,000

Total Municipal Bonds before Short Term Investments (Cost $387,764,430)		414,273,440

Short Term Investments 1.7%

Municipal Bonds 1.7%
Maryland 1.7%

[c]Maryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland Medical System Issue, Refunding, Series D, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.39%, 7/01/41	4,000,000	4,000,000
[c]Montgomery County GO, Consolidated Public Improvement, Series E, SPA US Bank National Association, Daily VRDN and Put, 1.36%, 11/01/37	3,325,000	3,325,000

Total Short Term Investments (Cost $7,325,000)		7,325,000

Total Investments (Cost $395,089,430) 98.2%		421,598,440
Other Assets, less Liabilities 1.8%		7,722,372

Net Assets 100.0%		$429,320,812

See Abbreviations on page 167.

aThe maturity date shown represents the mandatory put date.

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Missouri Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.47	$11.41

Income from investment operations[b]:

Net investment income[c]	0.16	0.16

Net realized and unrealized gains (losses)	0.49	0.06

Total from investment operations	0.65	0.22

Less distributions from:

Net investment income	(0.18)	(0.16)

Net asset value, end of period	$11.94	$11.47

Total return[d]	5.67%	1.98%

Ratios to average net assets[e]

Expenses[f]	0.82%	0.84%

Net investment income	2.74%	2.96%

Supplemental data

Net assets, end of period (000’s)	$94,531	$63,400

Portfolio turnover rate	7.12%	9.79%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019 (unaudited)
					Year Ended February 28,

			2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.46		$11.38		$11.74	$12.05	$12.21	$11.88

Income from investment operations[b]:

Net investment income[c]	0.17		0.35		0.36	0.42	0.45	0.47

Net realized and unrealized gains (losses)	0.48		0.09		(0.34)	(0.30)	(0.18)	0.32

Total from investment operations	0.65		0.44		0.02	0.12	0.27	0.79

Less distributions from:

Net investment income	(0.18)		(0.36)		(0.38)	(0.43)	(0.43)	(0.46)

Net asset value, end of period	$11.93		$11.46		$11.38	$11.74	$12.05	$12.21

Total return[d]	5.75%		3.90%		0.12%	0.94%	2.26%	6.80%

Ratios to average net assets[e]

Expenses	0.67%	[f]	0.69%	[f]	0.66%	0.65%	0.64%	0.63%

Net investment income	2.89%		3.11%		3.05%	3.52%	3.72%	3.87%

Supplemental data

Net assets, end of period (000’s)	$716,314		$700,839		$793,226	$873,204	$880,848	$890,228

Portfolio turnover rate	7.12%		9.79%		20.04%	11.66%	7.97%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.58		$11.49		$11.86	$12.17	$12.32	$11.98

Income from investment operations[b]:

Net investment income[c]	0.14		0.29		0.29	0.36	0.38	0.40

Net realized and unrealized gains (losses)	0.49		0.09		(0.35)	(0.31)	(0.17)	0.34

Total from investment operations	0.63		0.38		(0.06)	0.05	0.21	0.74

Less distributions from:

Net investment income	(0.15)		(0.29)		(0.31)	(0.36)	(0.36)	(0.40)

Net asset value, end of period	$12.06		$11.58		$11.49	$11.86	$12.17	$12.32

Total return[d]	5.50%		3.37%		(0.53)%	0.38%	1.77%	6.25%

Ratios to average net assets[e]

Expenses	1.22%	[f]	1.24%	[f]	1.21%	1.20%	1.19%	1.18%

Net investment income	2.34%		2.56%		2.50%	2.97%	3.17%	3.32%

Supplemental data

Net assets, end of period (000’s)	$105,558		$108,739		$149,306	$169,821	$167,284	$166,282

Portfolio turnover rate	7.12%		9.79%		20.04%	11.66%	7.97%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.47		$11.38		$11.72

Income from investment operations[b]:

Net investment income[c]	0.18		0.37		0.22

Net realized and unrealized gains (losses)	0.48		0.09		(0.35)

Total from investment operations	0.66		0.46		(0.13)

Less distributions from:

Net investment income	(0.19)		(0.37)		(0.21)

Net asset value, end of period	$11.94		$11.47		$11.38

Total return[d]	5.82%		4.12%		(1.11)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%		0.55%		0.55%

Expenses net of waiver and payments by affiliates	0.53%	[f]	0.54%	[f]	0.53%

Net investment income	3.03%		3.26%		3.18%

Supplemental data

Net assets, end of period (000’s)	$20,804		$18,929		$17,534

Portfolio turnover rate	7.12%		9.79%		20.04%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019				Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.47		$11.38		$11.75	$12.06	$12.22	$11.88

Income from investment operations[b]:

Net investment income[c]	0.18		0.37		0.37	0.44	0.46	0.48

Net realized and unrealized gains (losses)	0.48		0.09		(0.35)	(0.31)	(0.18)	0.34

Total from investment operations	0.66		0.46		0.02	0.13	0.28	0.82

Less distributions from:

Net investment income	(0.19)		(0.37)		(0.39)	(0.44)	(0.44)	(0.48)

Net asset value, end of period	$11.94		$11.47		$11.38	$11.75	$12.06	$12.22

Total return[d]	5.80%		4.09%		0.12%	1.04%	2.37%	7.00%

Ratios to average net assets[e]

Expenses	0.57%	[f]	0.59%	[f]	0.56%	0.55%	0.54%	0.53%

Net investment income	2.99%		3.21%		3.15%	3.62%	3.82%	3.97%

Supplemental data

Net assets, end of period (000’s)	$68,831		$60,117		$72,460	$83,686	$46,051	$37,626

Portfolio turnover rate	7.12%		9.79%		20.04%	11.66%	7.97%	4.73%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	109

FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Missouri Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 99.0%
Missouri 95.6%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation Revenue,
combined lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$16,011,029
combined lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,054,800
Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,514,905
Metrolink Cross County Extension Project, Refunding, Assured Guaranty, 5.00%, 10/01/39	30,300,000	30,380,901
Cape Girardeau County IDA Health Facilities Revenue,
St. Francis Medical Center, Refunding, 5.00%, 6/01/39	5,110,000	6,026,121
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,434,950
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,858,550
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.30%, 5/15/28	6,875,000	6,891,981
Cape Girardeau County Reorganized School District No. R-2 GO,
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/32	1,000,000	1,175,240
Missouri Direct Deposit Program, Jackson R-2 School District, 4.00%, 3/01/33	1,000,000	1,171,500
Missouri Direct Deposit Program, Jackson R-2 School District, 5.00%, 3/01/38	2,195,000	2,738,043
Cape Girardeau School District No. 63 GO,
Missouri Direct Deposit Program, Refunding and Improvement, 4.00%, 3/01/38	650,000	753,773
Missouri Direct Deposit Program, Refunding and Improvement, 4.00%, 3/01/39	500,000	578,575
Clay County Public School District No. 53 Liberty GO, School Building, 4.00%, 3/01/37	4,500,000	5,016,105
Clay County Reorganization School District No. R-1 Kearney GO,
Direct Deposit Program, School Building, 3.00%, 3/01/34	1,670,000	1,737,034
Direct Deposit Program, School Building, 3.00%, 3/01/35	1,730,000	1,795,602
Direct Deposit Program, School Building, 3.00%, 3/01/36	1,540,000	1,595,301
Direct Deposit Program, School Building, 3.125%, 3/01/37	1,855,000	1,928,569
Curators of the University of Missouri System Facilities Revenue, Refunding, 5.00%, 11/01/27	1,065,000	1,151,372
Ferguson Reorganized School District No. R-2 GO,
St. Louis County, Missouri Direct Deposit Program, 4.00%, 5/01/32	1,000,000	1,147,880
St. Louis County, Missouri Direct Deposit Program, 5.00%, 5/01/38	2,250,000	2,740,387
Fort Osage R-1 School District Jackson County GO, School Building, Missouri Direct Deposit Program, Refunding, 5.50%, 3/01/38	3,010,000	3,922,030
Greene County Reorganized School District No. 2 GO, Willard, School Building, Missouri Direct Deposit Program, 4.00%, 3/01/30	1,000,000	1,165,570
Independence School District GO,
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	3,300,000	3,364,877
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	3,000,000	3,058,978
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	3,000,000	3,059,519
Jackson County Consolidated School District No. 2 Raytown GO,
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/37	1,650,000	2,120,267
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/38	2,500,000	3,200,250
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/39	2,250,000	2,868,322
Jackson County CSD No. 58 GO,
Missouri Direct Deposit Program, School Building, Refunding, Series A, 4.00%, 3/01/36	3,910,000	4,457,361
Missouri Direct Deposit Program, School Building, Refunding, Series A, 4.00%, 3/01/37	1,300,000	1,476,098
Missouri Direct Deposit Program, School Building, Refunding, Series A, 4.00%, 3/01/38	1,650,000	1,866,315

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Jackson County Reorganized School District No. 4 Blue Springs GO,
School Building, Missouri Direct Deposit Program, Series A, 5.50%, 3/01/36	$3,000,000	$4,035,840
School Building, Missouri Direct Deposit Program, Series A, 5.50%, 3/01/37	2,000,000	2,686,240
Jefferson City School District GO, Missouri Direct Deposit Program, 5.00%, 3/01/38	6,070,000	7,406,796
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26	6,000,000	6,304,380
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,205,614
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,161,449
Freeman Health System Project, Refunding, 5.00%, 2/15/35	4,000,000	4,520,840
Joplin Schools GO, Direct Deposit Program, Refunding, 4.00%, 3/01/32	4,000,000	4,638,960
Kansas City IDA Airport Special Obligation Revenue,
Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 3/01/46	5,625,000	6,888,994
Kansas City International Airport Terminal Modernization Project, Series B, 5.00%, 3/01/54	14,885,000	18,008,915
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,404,200
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	12,970,080
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,207,630
Kansas City Sanitary Sewer System Revenue,
Improvement, Series A, 4.00%, 1/01/35	1,500,000	1,737,060
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	30,591,633
Sub Series A, 4.00%, 1/01/42	5,000,000	5,684,600
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	12,732,380
Series A, 4.00%, 12/01/41	4,970,000	5,587,125
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement and Refunding, Series A, 5.00%, 5/01/42	5,000,000	6,124,000
Improvement and Refunding, Series A, 5.00%, 5/01/47	10,000,000	12,162,800
Improvement and Refunding, Series B, 5.00%, 5/01/38	8,770,000	10,405,342
Improvement and Refunding, Series B, 5.00%, 5/01/45	5,000,000	5,883,850
Series C, 5.00%, 5/01/46	24,700,000	29,502,915
Missouri Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%, 12/01/43	2,000,000	2,405,180
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/32	3,600,000	3,783,636
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/37	3,400,000	3,573,434
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%, 10/01/25	3,870,000	3,879,559
Missouri State Development Finance Board Revenue, Infrastructure Facilities, City of Independence, Electric System, Dogwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,467,950
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,879,030
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23	12,485,000	12,646,056
SRF Programs, Refunding, Series A, 5.00%, 1/01/24	7,890,000	7,991,465
SRF Programs, Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,654,935
SRF Programs, Refunding, Series B, 5.50%, 7/01/21	60,000	60,203
SRF Programs, Series A, 5.75%, 1/01/29	190,000	190,638

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue, (continued)
SRF Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	$15,000	$15,191
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,805,975
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,420,107
BJC Health System, 5.00%, 1/01/44	8,175,000	9,079,645
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	19,556,460
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	13,017,594
CoxHealth, Series A, 4.00%, 11/15/44	5,000,000	5,614,300
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	3,036,414
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,060,800
Mercy Health, 4.00%, 11/15/42	8,000,000	8,403,520
Mercy Health, Refunding, Series C, 5.00%, 11/15/47	12,500,000	15,002,875
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	28,539,250
SSM Health, Series A, 5.00%, 6/01/48	5,000,000	5,999,900
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/30	16,150,000	16,612,536
SSM Health Care, Series B, Pre-Refunded, 5.00%, 6/01/34	7,000,000	7,200,480
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,916,026
St. Luke’s Health System Inc., Refunding, 5.00%, 11/15/35	3,950,000	4,705,714
St. Luke’s Health System Inc., Refunding, Series A, 5.00%, 11/15/43	2,000,000	2,415,560
Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,319,945
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,292,808
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,409,025
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	4,863,105
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/42	2,800,000	3,368,176
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/47	4,875,000	5,827,331
Educational Facilities, Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,459,620
Educational Facilities, Maryville University St. Louis Project, 5.00%, 6/15/44	5,000,000	5,621,750
Educational Facilities, Maryville University St. Louis Project, Series A, 5.00%, 6/15/45	4,000,000	4,746,680
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,796,400
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/46	5,775,000	7,154,301
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/47	15,000,000	17,901,150
Educational Facilities, University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,696,600
Educational Facilities, The Washington University, Series B, 5.00%, 11/15/37	10,000,000	10,775,400
Educational Facilities, Webster University Project, Improvement, Pre-Refunded, 5.00%, 4/01/36	7,000,000	7,423,920
Lutheran Senior Services Projects, Refunding, Series B, 5.00%, 2/01/46	4,000,000	4,504,480
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,001,707
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,553,415
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,474,442
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,098,930
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	11,575,000	13,034,839

112	Semiannual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, First Place, Series B, 4.00%, 11/01/38	$1,410,000	$1,559,516
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	145,000	145,000
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	970,000	972,299
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,446,250
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,290,820
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,714,140
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,279,240
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,626,840
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,694,000
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,756,100
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	4,000,000	4,755,800
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	7,111,380
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40	27,950,000	33,141,992
Monarch-Chesterfield Levee District Special Tax, St. Louis County, Levee District, Refunding, 5.00%, 3/01/40	4,395,000	4,971,888
Move Rolla Transportation Development District Transportation Sales Tax Revenue, 4.75%, 6/01/47	5,000,000	5,495,900
Nixa Public Schools GO,
School Building, Direct Deposit Program, Refunding, 4.00%, 3/01/36	1,150,000	1,308,412
School Building, Direct Deposit Program, Refunding, 4.00%, 3/01/38	1,125,000	1,272,488
School Building, Direct Deposit Program, Refunding, 4.00%, 3/01/39	1,000,000	1,127,200
Peculiar Combined Waterworks and Sewerage System Revenue,
Assured Guaranty, 4.00%, 6/01/39	1,000,000	1,148,130
Assured Guaranty, 4.00%, 6/01/42	2,405,000	2,746,245
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26	1,000,000	1,155,650
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29	2,585,000	2,986,037
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	5,000,000	5,125,100
Refunding, 5.00%, 6/01/21	13,130,000	13,837,576
Refunding, 5.00%, 6/01/22	12,570,000	13,567,304
Springfield School District No. R-XII GO,
School Building, 5.00%, 3/01/37	24,250,000	31,210,477
School Building, Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,127,730
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	1,961,899
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,059,268
St. Charles School District GO, Missouri Direct Deposit Program, 4.00%, 3/01/36	2,000,000	2,257,940
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	17,895,575
Series C, AGMC Insured, 5.00%, 7/01/42	3,930,000	4,782,142
Series C, AGMC Insured, 5.00%, 7/01/47	8,770,000	10,590,126
Series D, AGMC Insured, 5.00%, 7/01/33	1,000,000	1,223,410
Series D, AGMC Insured, 5.00%, 7/01/34	1,415,000	1,726,258
Series D, AGMC Insured, 5.00%, 7/01/36	1,125,000	1,364,456
Series D, AGMC Insured, 5.00%, 7/01/37	1,000,000	1,209,380

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Missouri (continued)
St. Louis Airport Revenue, (continued)
St. Louis Lambert International Airport, Series A, 5.00%, 7/01/44	$1,700,000	$2,131,341
St. Louis Lambert International Airport, Series A, 5.00%, 7/01/49	1,400,000	1,741,222
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/48	7,095,000	8,096,672
Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42	3,165,000	3,520,366
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	7,892,220
St. Louis County Pattonville School District No. R-3 GO,
Series A, 5.00%, 3/01/37	2,750,000	3,299,780
Series A, 5.00%, 3/01/38	1,000,000	1,196,610
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32	1,500,000	1,841,085
Direct Deposit Program, Series A, 5.00%, 3/01/33	1,595,000	1,950,972
Direct Deposit Program, Series A, 5.00%, 3/01/34	1,700,000	2,077,077
Direct Deposit Program, Series A, 5.00%, 3/01/35	1,810,000	2,205,485
Direct Deposit Program, Series A, 5.00%, 3/01/36	1,920,000	2,332,262
Washington School District GO,
Franklin County, Missouri Direct Deposit Program, 4.00%, 3/01/38	3,000,000	3,395,520
Franklin County, Missouri Direct Deposit Program, 4.00%, 3/01/39	1,500,000	1,693,005
Wentzville R-IV School District GO, Missouri Direct Deposit Program, Refunding and Improvement, 4.00%, 3/01/38	15,400,000	17,510,416

		961,900,306

U.S. Territories 3.4%
Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	6,026,336

Puerto Rico 2.8%
[a]Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.50%, 7/01/38	19,320,000	15,504,300
Series XX-RSA-1, 5.75%, 7/01/36	6,000,000	4,845,000
Series XX-RSA-1, 5.25%, 7/01/40	10,000,000	8,025,000

		28,374,300

Total U.S. Territories
		34,400,636

Total Municipal Bonds before Short Term Investments (Cost $940,886,387)		996,300,942

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Missouri Tax-Free Income Fund (continued)

	Principal
	Amount	Value
Short Term Investments 0.6%

Municipal Bonds 0.6%
Missouri 0.6%
[b]Missouri State Development Finance Board Revenue, Infrastructure Facilities, St. Louis Convention Center, Series C, LOC US Bank National Association, Daily VRDN and Put, 1.40%, 12/01/20	$700,000	$700,000
[b]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
The Washington University, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.36%, 3/01/40	4,310,000	4,310,000
The Washington University, Series B, SPA US Bank National Association, Daily VRDN and Put, 1.18%, 2/15/33	700,000	700,000

Total Short Term Investments (Cost $5,710,000)		5,710,000

Total Investments (Cost $946,596,387) 99.6%		1,002,010,942
Other Assets, less Liabilities 0.4%		4,026,016

Net Assets 100.0%		$1,006,036,958

See Abbreviations on page 167.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin North Carolina Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$ 11.30	$ 11.26

Income from investment operations[b]:

Net investment income[c]	0.15	0.15

Net realized and unrealized gains (losses)	0.45	0.04

Total from investment operations	0.60	0.19

Less distributions from:

Net investment income	(0.16)	(0.15)

Net asset value, end of period	$ 11.74	$ 11.30

Total return[d]	5.33%	1.77%

Ratios to average net assets[e]

Expenses[f]	0.82%	0.83%

Net investment income	2.55%	2.86%

Supplemental data

Net assets, end of period (000’s)	$76,532	$49,192

Portfolio turnover rate	7.52%	11.61%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019				Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.30		$11.28		$11.70	$11.97	$12.15	$11.95

Income from investment operations[b]:

Net investment income[c]	0.16		0.34		0.35	0.41	0.43	0.46

Net realized and unrealized gains (losses)	0.44		0.03		(0.40)	(0.27)	(0.19)	0.21

Total from investment operations	0.60		0.37		(0.05)	0.14	0.24	0.67

Less distributions from:

Net investment income	(0.17)		(0.35)		(0.37)	(0.41)	(0.42)	(0.47)

Net asset value, end of period	$11.73		$11.30		$11.28	$11.70	$11.97	$12.15

Total return[d]	5.32%		3.32%		(0.45)%	1.19%	2.01%	5.70%

Ratios to average net assets[e]

Expenses	0.67%	[f]	0.68%	[f]	0.66%	0.64%	0.64%	0.63%

Net investment income	2.70%		3.01%		3.00%	3.41%	3.62%	3.84%

Supplemental data

Net assets, end of period (000’s)	$576,627		$577,052		$660,167	$756,109	$794,675	$841,737

Portfolio turnover rate	7.52%		11.61%		10.07%	18.38%	7.23%	6.94%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019				Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.49		$11.46		$11.88	$12.15	$12.33	$12.12

Income from investment operations[b]:

Net investment income[c]	0.13		0.28		0.29	0.35	0.37	0.40

Net realized and unrealized gains (losses)	0.45		0.03		(0.41)	(0.27)	(0.20)	0.21

Total from investment operations	0.58		0.31		(0.12)	0.08	0.17	0.61

Less distributions from:

Net investment income	(0.14)		(0.28)		(0.30)	(0.35)	(0.35)	(0.40)

Net asset value, end of period	$11.93		$11.49		$11.46	$11.88	$12.15	$12.33

Total return[d]	5.05%		2.78%		(1.00)%	0.61%	1.43%	5.13%

Ratios to average net assets[e]

Expenses	1.22%	[f]	1.23%	[f]	1.21%	1.19%	1.19%	1.18%

Net investment income	2.15%		2.46%		2.45%	2.86%	3.07%	3.29%

Supplemental data

Net assets, end of period (000’s)	$100,957		$105,371		$159,556	$197,705	$206,283	$217,985

Portfolio turnover rate	7.52%		11.61%		10.07%	18.38%	7.23%	6.94%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019	Year Ended February 28,
	(unaudited)	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.29	$11.27		$11.59

Income from investment operations[b]:

Net investment income[c]	0.16	0.35		0.22

Net realized and unrealized gains (losses)	0.46	0.03		(0.33)

Total from investment operations	0.62	0.38		(0.11)

Less distributions from:

Net investment income	(0.18)	(0.36)		(0.21)

Net asset value, end of period	$11.73	$11.29		$11.27

Total return[d]	5.49%	3.45%		(0.97)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.56%	0.56%		0.56%

Expenses net of waiver and payments by affiliates	0.54%f	0.54%	[f]	0.53%

Net investment income	2.83%	3.15%		3.13%

Supplemental data

Net assets, end of period (000’s)	$9,570	$7,776		$9,117

Portfolio turnover rate	7.52%	11.61%		10.07%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019				Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.30		$11.28		$11.70	$11.97	$12.15	$11.95

Income from investment operations[b]:

Net investment income[c]	0.16		0.35		0.36	0.42	0.45	0.48

Net realized and unrealized gains (losses)	0.44		0.03		(0.40)	(0.26)	(0.20)	0.20

Total from investment operations	0.60		0.38		(0.04)	0.16	0.25	0.68

Less distributions from:

Net investment income	(0.17)		(0.36)		(0.38)	(0.43)	(0.43)	(0.48)

Net asset value, end of period	$11.73		$11.30		$11.28	$11.70	$11.97	$12.15

Total return[d]	5.38%		3.42%		(0.36)%	1.29%	2.12%	5.81%

Ratios to average net assets[e]

Expenses	0.57%	[f]	0.58%	[f]	0.56%	0.54%	0.54%	0.53%

Net investment income	2.80%		3.11%		3.10%	3.51%	3.72%	3.94%

Supplemental data

Net assets, end of period (000’s)	$94,386		$84,506		$80,819	$109,365	$89,119	$76,935

Portfolio turnover rate	7.52%		11.61%		10.07%	18.38%	7.23%	6.94%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin North Carolina Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.6%
North Carolina 95.7%
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	$3,000,000	$3,571,770
Cape Fear Public Utility Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 8/01/36	8,000,000	8,593,840
Refunding, 5.00%, 6/01/40	2,250,000	2,587,545
Cary Combined Enterprise System Revenue,
5.00%, 12/01/41	1,710,000	2,087,773
Pre-Refunded, 5.00%, 12/01/42	10,000,000	11,265,800
Refunding, Series B, 4.00%, 12/01/42	8,000,000	9,110,080
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	3,897,453
Charlotte Douglas International Airport, Refunding, Series A, 4.00%, 7/01/44	3,550,000	4,106,782
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,085,710
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	10,597,800
Charlotte Douglas International Airport, Series B, 4.00%, 7/01/44	3,515,000	3,986,572
Charlotte COP,
Convention Facility Projects, Refunding, Series A, 5.00%, 6/01/44	8,250,000	10,427,835
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,506,925
Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 12/01/39	7,970,000	9,307,605
Charlotte Water and Sewer System Revenue,
Refunding, 4.00%, 7/01/37	5,000,000	5,860,050
Refunding, 5.00%, 7/01/40	10,000,000	11,904,700
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,313,400
The Charlotte-Mecklenburg Hospital Authority Revenue,
Atrium Health, Health Care, Refunding, Series A, 5.00%, 1/15/36	5,000,000	6,282,000
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40	20,000,000	23,423,800
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,200,280
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	10,503,600
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co. Projects, Series A, 5.70%, 5/01/34	2,500,000	2,571,375
Dare County Utilities Systems Revenue, Pre-Refunded, 5.00%, 2/01/41	5,000,000	5,278,250
Durham County GO,
Refunding, 4.00%, 6/01/36	500,000	592,020
Refunding, 4.00%, 6/01/37	450,000	530,950
Refunding, 4.00%, 6/01/39	700,000	821,275
Durham Utility System Revenue, Pre-Refunded, 5.00%, 6/01/41	4,000,000	4,274,800
Fayetteville Public Works Commission Revenue, Refunding, 4.00%, 3/01/41	4,015,000	4,554,576
Greensboro GO, Public Improvement, Refunding, Series B, 5.00%, 10/01/29	5,000,000	6,618,600
Greenville Utilities Commission Combined Enterprise System Revenue, 5.00%, 8/01/44	4,750,000	6,036,775
Guilford County GO, Public Improvement, Series B, 4.00%, 5/01/33.	5,000,000	5,831,400
Mecklenburg County GO,
Public Improvement, Series A, 4.00%, 4/01/30	5,000,000	5,916,000
School, Series A, 5.00%, 4/01/28	5,000,000	6,041,000
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,317,300
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,255,422

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/42	$5,000,000	$5,905,150
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/47	13,565,000	15,919,477
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/27	3,500,000	3,510,150
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.125%, 10/01/31	8,385,000	8,410,071
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, 4.00%, 1/01/48	20,000,000	22,631,600
Wake Forest University, 5.00%, 1/01/48	13,500,000	16,536,690
Wake Forest University, Refunding, 4.00%, 1/01/35	5,000,000	5,684,400
Wake Forest University, Refunding, 4.00%, 1/01/38	5,500,000	6,196,850
Wake Forest University, Refunding, 4.00%, 1/01/39	5,250,000	5,903,415
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,314,120
Davidson College, 5.00%, 3/01/45	3,500,000	3,773,070
Duke University Project, Refunding, Series B, 5.00%, 10/01/41	13,585,000	16,287,192
Duke University Project, Refunding, Series B, 5.00%, 7/01/42	10,000,000	12,196,000
Duke University Project, Refunding, Series B, 4.00%, 10/01/44	5,085,000	5,703,336
Duke University Project, Refunding, Series B, 5.00%, 10/01/44	11,000,000	13,378,420
[a]North Carolina HFA Home Ownership Revenue,
Series 42, 2.45%, 7/01/34	1,000,000	1,001,210
Series 42, 2.625%, 7/01/39	4,000,000	4,000,440
Series 42, 2.85%, 1/01/43	3,500,000	3,525,655
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	802,240
Refunding, Series A, 5.00%, 1/01/30	1,400,000	1,403,724
Refunding, Series A, 5.00%, 1/01/32	4,200,000	5,074,692
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,062,850
North Carolina State Capital Improvement Limited Obligation Revenue, Series C, Pre-Refunded, 5.00%, 5/01/29	10,000,000	10,654,400
North Carolina State GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23	10,000,000	10,261,000
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24	10,000,000	10,261,000
Refunding, Series A, 5.00%, 6/01/25	4,000,000	4,884,160
North Carolina State HFA Home Ownership Revenue,
Series 41, GNMA Insured, 3.55%, 7/01/44	6,500,000	6,912,880
Series 41, GNMA Insured, 3.625%, 7/01/49	10,000,000	10,645,500
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Series A, Pre-Refunded, 6.50%, 7/01/31	5,000,000	5,479,700
Appalachian Regional Healthcare System, Series A, Pre-Refunded, 6.625%, 7/01/34	6,000,000	6,589,140
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42	7,000,000	7,812,630
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	10,900,800
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	8,150,000	8,380,319
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,744,600
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31	5,000,000	5,857,750
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,136,150

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Health Care Facilities Revenue, (continued)
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	$85,000	$85,259
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,224,209
Vidant Health, 5.00%, 6/01/40	5,000,000	5,814,700
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,408,350
Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/32	1,000,000	1,255,390
Wake Forest Baptist Obligated Group, Series A, 5.00%, 12/01/33	1,000,000	1,253,080
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,454,800
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	10,271,300
North Carolina State Medical Care Commission Retirement Facilities First Mortgage Revenue,
The Pines at Davidson Project, Series A, 5.00%, 1/01/49	5,000,000	5,656,500
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/37	1,200,000	1,353,288
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/42	1,250,000	1,400,100
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/47	2,540,000	2,836,215
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,088,380
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,368,117
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	10,163,744
North Carolina Turnpike Authority Revenue,
Monroe Connector System, State Appropriation, 5.00%, 7/01/41	5,000,000	5,307,300
Monroe Expressway Toll, Refunding, Series A, 5.00%, 7/01/47	2,500,000	2,885,000
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/36	9,875,000	11,411,945
Triangle Expressway System, Appropriation, Refunding, Series A, 4.00%, 1/01/39	9,815,000	11,234,740
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/31	1,000,000	1,220,700
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/39	1,200,000	1,434,468
Oak Island Enterprise System Revenue, AGMC Insured, Refunding, 5.00%, 6/01/33	1,000,000	1,235,990
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,022,810
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40	11,915,000	12,617,032
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,117,800
Refunding, Series B, 4.00%, 3/01/34	1,000,000	1,156,620
Series A, 4.00%, 3/01/46	5,000,000	5,638,600
Raleigh GO, Refunding, Series A, 5.00%, 9/01/26	5,000,000	6,333,050
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	422,384
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,198,610
Refunding, Series A, 5.00%, 5/01/30	550,000	657,184
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,036,183
Union County Enterprise Systems Revenue,
5.00%, 6/01/34	1,000,000	1,207,070
Series A, 4.00%, 6/01/41	3,200,000	3,733,664
Series A, 4.00%, 6/01/44	2,325,000	2,693,791

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Charlotte Revenue,
General, Board of Governors, 5.00%, 4/01/43	$5,000,000	$5,734,800
General, Board of Governors, 5.00%, 4/01/45	9,450,000	11,048,562
General, Board of Governors, Refunding, 5.00%, 10/01/47	10,000,000	12,274,700
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/40	2,250,000	2,538,720
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/37	12,995,000	14,292,031
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/41	18,000,000	19,796,580
University of North Carolina at Greensboro Revenue,
General, Board of Governors, 5.00%, 4/01/39	3,500,000	4,035,430
General, Board of Governors, 5.00%, 4/01/43	2,500,000	3,101,325
General, Board of Governors, Refunding, 4.00%, 4/01/35	1,205,000	1,388,377
General, Board of Governors, Refunding, 4.00%, 4/01/36	1,000,000	1,147,250
University of North Carolina at Wilmington Revenue, Student Housing Projects, Limited Obligation, Refunding, 5.00%, 6/01/37	3,000,000	3,524,580
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors, 5.00%, 2/01/46	4,265,000	5,013,380
University of North Carolina System Pool Revenue, Series A, Assured Guaranty, 5.00%, 10/01/33	160,000	160,387
Wake County GO,
Public Improvement, Refunding, Series A, 5.00%, 3/01/30	8,000,000	10,400,720
Public Improvement, Refunding, Series A, 5.00%, 3/01/32	7,870,000	10,389,502
Wake County Limited Obligation Revenue, 4.00%, 9/01/38	5,250,000	6,172,635
Wake County Revenue,
Limited Obligation, Pre-Refunded, 5.00%, 1/01/33	10,820,000	10,959,578
Limited Obligation, Pre-Refunded, 5.00%, 1/01/37	12,000,000	12,154,800
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	225,653
Winston-Salem City Water and Sewer System Revenue,
4.00%, 6/01/47	10,000,000	11,246,300
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,729,337
Refunding, Series A, 4.00%, 6/01/34	1,350,000	1,545,979
Refunding, Series A, 4.00%, 6/01/37	5,000,000	5,684,400

		820,765,243
U.S. Territories 2.9%
Puerto Rico 2.9%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.25%, 7/01/33	6,500,000	5,216,250
Series WW-RSA-1, 5.50%, 7/01/38	5,200,000	4,173,000
Series XX-RSA-1, 5.25%, 7/01/40	19,135,000	15,355,838

		24,745,088

Total Municipal Bonds before Short Term Investments (Cost $802,805,064)		845,510,331

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments 1.4%

Municipal Bonds 1.4%
North Carolina 1.4%
[c]The Charlotte-Mecklenburg Hospital Authority Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.36%, 1/15/38	$3,190,000	$3,190,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.36%, 1/15/37	8,000,000	8,000,000
Carolinas HealthCare System, Series E, LOC TD Bank National Association, Daily VRDN and Put, 1.39%, 1/15/44	1,100,000	1,100,000

Total Short Term Investments (Cost $12,290,000)		12,290,000

Total Investments (Cost $815,095,064) 100.0%		857,800,331

Other Assets, less Liabilities 0.0%†		270,398

Net Assets 100.0%		$858,070,729

See Abbreviations on page 167.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Virginia Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.92	$10.87

Income from investment operations[b]:

Net investment income[c]	0.15	0.15

Net realized and unrealized gains (losses)	0.38	0.05

Total from investment operations	0.53	0.20

Less distributions from:

Net investment income	(0.16)	(0.15)

Net asset value, end of period	$11.29	$10.92

Total return[d]	4.92%	1.90%

Ratios to average net assets[e]

Expenses[f]	0.84%	0.84%

Net investment income	2.68%	3.01%

Supplemental data

Net assets, end of period (000’s)	$60,028	$39,565

Portfolio turnover rate	9.60%	9.60%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended August 31, 2019	Year Ended February 28,
	(unaudited)	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.91	$10.91		$11.31	$11.54	$11.65	$11.42

Income from investment operations[b]:

Net investment income[c]	0.16	0.34		0.35	0.40	0.42	0.44

Net realized and unrealized gains (losses)	0.39	—	[d]	(0.39)	(0.23)	(0.11)	0.23

Total from investment operations	0.55	0.34		(0.04)	0.17	0.31	0.67

Less distributions from:

Net investment income	(0.17)	(0.34)		(0.36)	(0.40)	(0.42)	(0.44)

Net asset value, end of period	$11.29	$10.91		$10.91	$11.31	$11.54	$11.65

Total return[e]	5.09%	3.22%		(0.34)%	1.51%	2.72%	5.97%

Ratios to average net assets[f]

Expenses	0.69%[g]	0.69%[g]		0.68%[h]	0.65%	0.65%	0.65%

Net investment income	2.83%	3.16%		3.15%	3.46%	3.65%	3.82%

Supplemental data

Net assets, end of period (000’s)	$404,989	$402,739		$454,423	$509,170	$540,857	$558,068

Portfolio turnover rate	9.60%	9.60%		9.87%	17.44%	5.30%	8.16%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,
	(unaudited)		2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.10		$11.09		$11.49	$11.72	$11.82	$11.58

Income from investment operations[b]:

Net investment income[c]	0.13		0.29		0.30	0.34	0.36	0.38

Net realized and unrealized gains (losses)	0.39		—	[d]	(0.40)	(0.23)	(0.11)	0.24

Total from investment operations	0.52		0.29		(0.10)	0.11	0.25	0.62

Less distributions from:

Net investment income	(0.14)		(0.28)		(0.30)	(0.34)	(0.35)	(0.38)

Net asset value, end of period	$11.48		$11.10		$11.09	$11.49	$11.72	$11.82

Total return[e]	4.74%		2.68%		(0.89)%	0.92%	2.20%	5.39%

Ratios to average net assets[f]

Expenses	1.24%	[g]	1.24%	[g]	1.23% [h]	1.20%	1.20%	1.20%

Net investment income	2.28%		2.61%		2.60%	2.91%	3.10%	3.27%

Supplemental data

Net assets, end of period (000’s)	$58,267		$62,041		$90,666	$107,936	$110,753	$116,566

Portfolio turnover rate	9.60%		9.60%		9.87%	17.44%	5.30%	8.16%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,

	(unaudited)		2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.92		$10.91		$11.25

Income from investment operations[b]:

Net investment income[c]	0.17		0.36		0.22

Net realized and unrealized gains (losses)	0.38		0.01		(0.35)

Total from investment operations	0.55		0.37		(0.13)

Less distributions from:

Net investment income	(0.18)		(0.36)		(0.21)

Net asset value, end of period	$11.29		$10.92		$10.91

Total return[d]	5.07%		3.44%		(1.14)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.56%		0.57%		0.57%

Expenses net of waiver and payments by affiliates	0.55%	[f]	0.55%	[f]	0.54%

Net investment income	2.97%		3.30%		3.29%

Supplemental data

Net assets, end of period (000’s)	$5,586		$4,947		$5,028

Portfolio turnover rate	9.60%		9.60%		9.87%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Six Months Ended
	August 31, 2019		Year Ended February 28,

	(unaudited)	2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.92	$10.92	$11.31	$11.54	$11.65	$11.42

Income from investment operations[b]:

Net investment income[c]	0.16	0.35	0.36	0.41	0.43	0.46

Net realized and unrealized gains (losses)	0.40	0.01	(0.38)	(0.22)	(0.11)	0.22

Total from investment operations	0.56	0.36	(0.02)	0.19	0.32	0.68

Less distributions from:

Net investment income	(0.18)	(0.36)	(0.37)	(0.42)	(0.43)	(0.45)

Net asset value, end of period	$11.30	$10.92	$10.92	$11.31	$11.54	$11.65

Total return[d]	5.14%	3.32%	(0.15)%	1.60%	2.82%	6.07%

Ratios to average net assets[e]

Expenses	0.59%[f]	0.59%[f]	0.58%[g]	0.55%	0.55%	0.55%

Net investment income	2.93%	3.26%	3.25%	3.56%	3.75%	3.92%

Supplemental data

Net assets, end of period (000’s)	$98,961	$84,880	$85,293	$87,359	$52,952	$46,724

Portfolio turnover rate	9.60%	9.60%	9.87%	17.44%	5.30%	8.16%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, August 31, 2019 (unaudited)

Franklin Virginia Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 98.5%
Virginia 87.4%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$530,000	$555,217
Chesapeake Hospital Authority Facility Revenue,
Chesapeake Regional Medical Center, Refunding, 4.00%, 7/01/39	1,000,000	1,141,790
Chesapeake Regional Medical Center, Refunding, 4.00%, 7/01/43	4,000,000	4,502,120
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, Pre-Refunded, 5.00%, 11/01/42	2,250,000	2,346,435
Bon Secours Health System Inc., Series C-2, Assured Guaranty, Pre-Refunded, 5.00%, 11/01/42	8,000,000	8,342,880
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42	1,500,000	1,590,135
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42	5,840,000	6,575,139
Fairfax County EDA Revenue, Metrorail Parking System Project, 5.00%, 4/01/42.	5,085,000	6,181,224
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre- Refunded, 5.00%, 4/01/36	10,000,000	10,228,100
Fairfax County IDAR,
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,840,275
Health Care, Inova Health System Project, Series A, 4.00%, 5/15/48	5,000,000	5,606,100
Fairfax County Sewer Revenue, 5.00%, 7/15/37	2,760,000	3,462,944
Fairfax County Water Authority Revenue,
Refunding, 5.00%, 4/01/43	3,510,000	4,312,772
Refunding, 5.00%, 4/01/47	5,000,000	6,130,250
Farmville IDA Facilities Revenue, Educational Facilities, Longwood University Student Housing Projects, Refunding, Series A, 5.00%, 1/01/48	5,000,000	5,765,250
Hampton Roads Sanitation District Wastewater Revenue,
Refunding, Subordinate, Series A, 5.00%, 8/01/31	6,200,000	7,667,354
Refunding, Subordinate, Series A, 5.00%, 8/01/33	5,115,000	6,291,399
Refunding, Subordinate, Series A, 5.00%, 8/01/43	11,840,000	14,274,067
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien, Series A, 5.00%, 7/01/48	20,000,000	24,672,400
Henrico County EDA Revenue, Bon Secours Health System Inc., Pre-Refunded, 5.00%, 11/01/30	7,000,000	7,840,420
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,165,929
Lexington IDA Educational Facilities Revenue,
Washington and Lee University, 5.00%, 1/01/43	10,000,000	10,852,900
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/35	1,105,000	1,391,317
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/48	1,500,000	1,855,515
Lexington IDA Residential Care Facility Revenue,
Kendal at Lexington, Series A, 5.00%, 1/01/42	1,000,000	1,086,300
Kendal at Lexington, Series A, 5.00%, 1/01/48	1,250,000	1,355,375
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,731,823
Lynchburg EDA Hospital Revenue, Centra Health Obligated Group, Refunding, Series A, 5.00%, 1/01/47	4,500,000	5,320,890
Norfolk Airport Authority Revenue,
5.00%, 7/01/37	1,000,000	1,283,260
5.00%, 7/01/39	800,000	1,020,200
5.00%, 7/01/43	2,925,000	3,692,988
Norfolk GO,
Capital Improvement, 5.00%, 8/01/44	3,995,000	4,992,152
Capital Improvement, Series A, Pre-Refunded, 5.00%, 8/01/32	5,845,000	6,734,024
Capital Improvement, Series A, Pre-Refunded, 5.00%, 10/01/41	1,040,000	1,311,305

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Norfolk GO, (continued)
Capital Improvement, Series A, Pre-Refunded, 5.00%, 10/01/46	$2,500,000	$3,152,175
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42	7,825,000	8,311,558
Norfolk Water Revenue,
5.00%, 11/01/43	6,920,000	8,561,009
5.00%, 11/01/47	6,925,000	8,543,649
Northern Virginia Transportation Authority Transportation Special Tax Revenue, 5.00%, 6/01/33	3,000,000	3,499,800
Portsmouth GO,
Public Utility, Refunding, Series A, 5.00%, 7/15/41	4,010,000	4,402,298
Public Utility, Series A, Pre-Refunded, 5.00%, 7/15/41	5,990,000	6,653,932
Prince Edward County IDA Educational Facilities Revenue, Hampden-Sydney College Project, 5.00%, 9/01/48	2,050,000	2,471,521
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligated Group, Prince William Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,872,300
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41	3,200,000	3,452,384
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33	10,000,000	12,138,200
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,215,100
Riverside Regional Jail Authority Jail Facility Revenue, Refunding, 5.00%, 7/01/31	6,215,000	7,478,261
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	10,926,232
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,049,975
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	51,592
Smyth County GO, Public Improvement, Series A, Pre-Refunded, 5.00%, 11/01/31	4,145,000	4,487,874
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, 5.00%, 8/01/37	960,000	961,507
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41	7,395,000	7,795,809
Pre-Refunded, 5.00%, 2/01/41	2,605,000	2,749,968
Pre-Refunded, 5.00%, 6/01/42	10,000,000	10,687,000
University of Virginia Revenue,
General, Pledge, Refunding, Series A, 5.00%, 6/01/43	15,000,000	17,005,350
General, Pledge, Refunding, Series A, 5.00%, 4/01/47	9,630,000	11,852,797
Upper Occoquan Sewage Authority Regional Sewerage Revenue, Refunding, Series B, 4.00%, 7/01/35	6,165,000	7,030,073
Virginia Beach Development Authority Residential Care Facility Revenue,
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/40	1,750,000	2,050,073
Westminster-Canterbury on Chesapeake Bay, Refunding, 5.00%, 9/01/44	2,215,000	2,580,342
Virginia College Building Authority Educational Facilities Revenue, 21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30	7,000,000	8,076,530
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/34	5,000,000	5,916,850
Liberty University Projects, 5.25%, 3/01/29	2,860,000	2,914,769
Liberty University Projects, 5.00%, 3/01/41	26,855,000	27,323,083
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27	4,000,000	5,023,240
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,839,450
Virginia Public School Authority Revenue, Special Obligation School Financing Bonds, Prince William County, 4.00%, 3/01/33	5,795,000	6,828,770

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia Small Business Financing Authority Revenue,
senior lien, 95 Express Lanes LLC Project, 5.00%, 7/01/49	$5,000,000	$5,335,450
Transform 66 P3 Project, 5.00%, 12/31/47	1,600,000	1,864,000
Virginia State Commonwealth Transportation Board Revenue,
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30	2,260,000	2,821,294
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31	4,000,000	4,966,520
Transportation Capital Projects, 4.00%, 5/15/40	13,060,000	15,274,584
Virginia State HDA Revenue,
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,078,487
Rental Housing, Series F, 5.00%, 4/01/45	2,125,000	2,130,653
Virginia State PBA Public Facilities Revenue, Series A, 4.00%, 8/01/35	1,250,000	1,482,513
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24	10,000,000	11,893,400
School Financing, 1997 Resolution, Series A, 5.00%, 8/01/30	3,535,000	4,730,254
School Financing, 1997 Resolution, Series A, 5.00%, 8/01/31	2,625,000	3,489,465
School Financing, 1997 Resolution, Series B, 5.00%, 8/01/30	5,280,000	6,895,627
Virginia State Resources Authority Infrastructure Revenue,
State Moral Obligation, Virginia Pooled Financing Program, Refunding, Series C, 5.00%, 11/01/48	7,655,000	9,675,920
State Moral Obligation, Virginia Pooled Financing Program, Series B, Pre-Refunded, 5.00%, 11/01/41	9,410,000	10,198,934
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,364,593
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	135,000	135,378
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	6,250,993
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	23,551,080
Virginia State Small Business Financing Authority Private Activity Revenue, Transform 66 P3 Project, 5.00%, 12/31/49	5,000,000	5,805,850
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44	5,000,000	5,781,800

		548,750,515

District of Columbia 9.3%
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	12,451,200
Refunding, Series A, 5.00%, 10/01/49	5,000,000	6,208,750
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,008,820
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.00%, 10/01/39	10,000,000	10,029,400
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.25%, 10/01/44	12,000,000	12,037,440
Washington Metropolitan Area Transit Authority Gross Revenue, Transit, Series B, 5.00%, 7/01/42	12,060,000	14,723,813

		58,459,423

U.S. Territories 1.8%
Puerto Rico 1.8%
[a]Puerto Rico Electric Power Authority Power Revenue,
Series WW-RSA-1, 5.50%, 7/01/38	5,200,000	4,173,000
Series XX-RSA-1, 5.25%, 7/01/40	8,400,000	6,741,000

		10,914,000

Total Municipal Bonds before Short Term Investments (Cost $583,058,380)		618,123,938

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments 0.5%

Municipal Bonds 0.5%
Virginia 0.5%
[b]Albemarle County EDA Hospital Facilities Revenue, Sentara Martha Jefferson Hospital, Refunding, Series B, SPA TD Bank National Association, Daily VRDN and Put, 1.41%, 10/01/48	$2,375,000	$2,375,000
[b]Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells Fargo Bank, Daily VRDN and Put, 1.38%, 11/01/36	800,000	800,000

Total Short Term Investments (Cost $3,175,000)		3,175,000

Total Investments (Cost $586,233,380) 99.0%		621,298,938

Other Assets, less Liabilities 1.0%		6,532,624

Net Assets 100.0%		$627,831,562

See Abbreviations on page 167.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

August 31, 2019 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$223,211,119	$536,492,479	$448,516,484

Value - Unaffiliated issuers	$240,449,718	$574,361,059	$474,972,195
Cash	95,978	28,021	62,716
Receivables:
Capital shares sold	204,887	386,085	678,308
Interest	2,921,170	6,755,092	4,670,163
Other assets	120	283	228

Total assets	243,671,873	581,530,540	480,383,610

Liabilities:
Payables:
Investment securities purchased	—	9,033,840	5,146,920
Capital shares redeemed	286,756	1,099,118	484,953
Management fees	111,566	234,585	198,344
Distribution fees	35,517	68,356	70,978
Transfer agent fees	27,572	67,486	59,131
Trustees’ fees and expenses	108	357	278
Professional fees	29,325	34,113	27,636
Distributions to shareholders	64,747	269,661	120,482
Accrued expenses and other liabilities	11,391	25,445	29,827

Total liabilities	566,982	10,832,961	6,138,549

Net assets, at value	$243,104,891	$570,697,579	$474,245,061

Net assets consist of:
Paid-in capital	$243,440,790	$596,552,077	$470,740,745
Total distributable earnings (loss)	(335,899)	(25,854,498)	3,504,316

Net assets, at value	$243,104,891	$570,697,579	$474,245,061

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Class A:
Net assets, at value	$ 10,901,811	$ 42,830,627	$ 35,049,368
Shares outstanding	967,978	3,971,952	2,912,659
Net asset value per share[a]	$ 11.26	$ 10.78	$ 12.03
Maximum offering price per share (net asset value per share ÷ 96.25%)	$ 11.70	$ 11.20	$ 12.50
Class A1:
Net assets, at value	$188,661,442	$456,381,596	$314,902,856
Shares outstanding	16,770,207	42,363,180	26,170,500
Net asset value per share[a]	$ 11.25	$ 10.77	$ 12.03
Maximum offering price per share (net asset value per share ÷ 96.25%)	$ 11.69	$ 11.19	$ 12.50
Class C:
Net assets, at value	$ 31,311,945	$ 37,631,479	$ 66,937,786
Shares outstanding	2,746,113	3,416,994	5,478,027
Net asset value and maximum offering price per share[a]	$ 11.40	$ 11.01	$ 12.22
Class R6:
Net assets, at value	$ 1,005,689	$ 3,191,794	$ 4,687,581
Shares outstanding	89,380	295,486	389,451
Net asset value and maximum offering price per share	$ 11.25	$ 10.80	$ 12.04
Advisor Class:
Net assets, at value	$ 11,224,004	$ 30,662,083	$ 52,667,470
Shares outstanding	997,572	2,839,451	4,375,246
Net asset value and maximum offering price per share	$ 11.25	$ 10.80	$ 12.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$150,044,827	$367,564,746	$395,089,430
Value - Unaffiliated issuers	$158,940,547	$393,955,433	$421,598,440
Cash	853,805	49,831	4,136,485
Receivables:
Capital shares sold	46,315	251,504	360,096
Interest	1,699,039	4,615,963	3,967,364
Other assets	73	187	206
Total assets	161,539,779	398,872,918	430,062,591
Liabilities:
Payables:
Investment securities purchased	10,234,106	3,799,452	—
Capital shares redeemed	129,355	471,420	294,924
Management fees	73,256	168,483	181,501
Distribution fees	12,334	54,207	61,394
Transfer agent fees	17,665	41,848	54,719
Trustees’ fees and expenses	103	332	268
Professional fees	22,939	29,540	31,047
Distributions to shareholders	12,564	38,021	100,211
Accrued expenses and other liabilities	11,116	23,770	17,715
Total liabilities	10,513,438	4,627,073	741,779
Net assets, at value	$151,026,341	$394,245,845	$429,320,812
Net assets consist of:
Paid-in capital	$151,945,029	$395,306,188	$444,466,144
Total distributable earnings (loss)	(918,688)	(1,060,343)	(15,145,332)
Net assets, at value	$151,026,341	$394,245,845	$429,320,812

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Class A:
Net assets, at value	$ 6,033,440	$ 33,037,947	$ 44,479,595

Shares outstanding	542,290	2,896,850	3,964,710

Net asset value per share[a]	$11.13	$11.40	$11.22

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.56	$11.84	$11.66

Class A1:
Net assets, at value	$131,378,312	$291,501,739	$283,972,667

Shares outstanding	11,819,388	25,573,488	25,304,044

Net asset value per share[a]	$11.12	$11.40	$11.22

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.55	$11.84	$11.66

Class C:
Net assets, at value		$ 41,539,860	$ 50,931,291

Shares outstanding		3,584,681	4,446,229

Net asset value and maximum offering price per share[a]		$11.59	$11.45

Class R6:
Net assets, at value	$ 1,961,906	$ 4,687,492	$ 2,736,256

Shares outstanding	176,417	411,124	243,445

Net asset value and maximum offering price per share	$11.12	$11.40	$11.24

Advisor Class:
Net assets, at value	$ 11,652,683	$ 23,478,807	$ 47,201,003

Shares outstanding	1,047,875	2,058,756	4,201,006

Net asset value and maximum offering price per share	$11.12	$11.40	$11.24

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 946,596,387	$815,095,064	$586,233,380

Value - Unaffiliated issuers	$1,002,010,942	$857,800,331	$621,298,938
Cash	96,662	276,769	77,100
Receivables:
Capital shares sold	509,937	689,953	500,483
Interest	12,335,157	10,075,458	7,115,973
Other assets	481	415	299

Total assets	1,014,953,179	868,842,926	628,992,793

Liabilities:
Payables:
Investment securities purchased	5,922,026	8,500,000	—
Capital shares redeemed	2,063,390	1,472,865	545,139
Management fees	397,801	342,214	255,975
Distribution fees	138,112	120,121	78,482
Transfer agent fees	118,329	84,237	70,972
Trustees’ fees and expenses	513	473	268
Professional fees	45,498	35,801	39,299
Distributions to shareholders	171,160	172,899	143,382
Accrued expenses and other liabilities	59,392	43,587	27,714

Total liabilities	8,916,221	10,772,197	1,161,231

Net assets, at value	$1,006,036,958	$858,070,729	$627,831,562

Net assets consist of:
Paid-in capital	$1,022,520,298	$904,082,293	$646,954,987
Total distributable earnings (loss)	(16,483,340)	(46,011,564)	(19,123,425)

Net assets, at value	$1,006,036,958	$858,070,729	$627,831,562

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

August 31, 2019 (unaudited)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Class A:
Net assets, at value	$ 94,530,772	$ 76,531,616	$ 60,028,003

Shares outstanding	7,917,888	6,521,378	5,317,375

Net asset value per share[a]	$11.94	$11.74	$11.29

Maximum offering price per share (net asset value per share ÷ 96.25%)	$12.41	$12.20	$11.73

Class A1:
Net assets, at value	$716,314,309	$576,626,521	$404,989,485

Shares outstanding	60,036,841	49,151,556	35,880,045

Net asset value per share[a]	$11.93	$11.73	$11.29

Maximum offering price per share (net asset value per share ÷ 96.25%)	$12.39	$12.19	$11.73

Class C:
Net assets, at value	$105,557,667	$100,956,706	$ 58,267,259

Shares outstanding	8,755,172	8,464,257	5,073,748

Net asset value and maximum offering price per share[a]	$12.06	$11.93	$11.48

Class R6:
Net assets, at value	$ 20,803,687	$ 9,570,164	$ 5,585,552

Shares outstanding	1,741,924	816,068	494,530

Net asset value and maximum offering price per share	$11.94	$11.73	$11.29

Advisor Class:
Net assets, at value	$ 68,830,523	$ 94,385,722	$ 98,961,263

Shares outstanding	5,764,924	8,044,491	8,759,554

Net asset value and maximum offering price per share	$11.94	$11.73	$11.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended August 31, 2019 (unaudited)

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$4,389,195	$11,569,713	$8,671,718

Expenses:
Management fees (Note 3a)	661,664	1,393,881	1,163,900
Distribution fees: (Note 3c)
Class A	11,622	44,465	33,658
Class A1	94,893	230,282	157,958
Class C	100,561	126,133	228,439
Transfer agent fees: (Note 3e)
Class A	3,096	12,099	9,660
Class A1	63,074	156,253	112,983
Class C	10,284	13,159	25,128
Class R6	237	699	792
Advisor Class	3,295	9,797	16,347
Custodian fees (Note 4)	980	2,370	1,908
Reports to shareholders	9,296	17,951	12,049
Registration and filing fees	8,118	16,294	7,601
Professional fees	25,179	45,680	29,799
Trustees’ fees and expenses	885	2,195	1,765
Other	9,512	24,472	16,693

Total expenses	1,002,696	2,095,730	1,818,680
Expense reductions (Note 4)	(644)	(1,555)	(1,238)
Expenses waived/paid by affiliates (Note 3f)	(97)	(282)	(142)

Net expenses	1,001,955	2,093,893	1,817,300

Net investment income	3,387,240	9,475,820	6,854,418

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	15,696	279,007	212,444

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	9,246,772	18,536,851	17,800,649

Net realized and unrealized gain (loss)	9,262,468	18,815,858	18,013,093

Net increase (decrease) in net assets resulting from operations	$12,649,708	$28,291,678	$24,867,511

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2019 (unaudited)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$2,750,265	$ 6,941,688	$ 7,482,164

Expenses:
Management fees (Note 3a)	433,121	982,472	1,062,548
Distribution fees: (Note 3c)
Class A	6,179	30,428	42,707
Class A1	65,747	144,782	141,377
Class C	—	134,179	172,034
Transfer agent fees: (Note 3e)
Class A	1,689	8,103	13,115
Class A1	44,811	95,842	108,165
Class C	—	13,668	20,241
Class R6	562	1,105	597
Advisor Class	3,524	7,260	17,378
Custodian fees (Note 4)	618	1,562	1,745
Reports to shareholders	7,755	13,211	13,170
Registration and filing fees	3,411	7,310	7,840
Professional fees	23,158	31,683	36,143
Trustees’ fees and expenses	581	1,552	1,608
Other	9,257	17,718	13,236

Total expenses	600,413	1,490,875	1,651,904
Expense reductions (Note 4)	(393)	(997)	(1,115)
Expenses waived/paid by affiliates (Note 3f)	(276)	(460)	(252)

Net expenses	599,744	1,489,418	1,650,537

Net investment income	2,150,521	5,452,270	5,831,627

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	89,246	197,908	157,107

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	5,157,191	16,387,966	16,615,684

Net realized and unrealized gain (loss)	5,246,437	16,585,874	16,772,791

Net increase (decrease) in net assets resulting from operations	$7,396,958	$22,038,144	$22,604,418

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended August 31, 2019 (unaudited)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$17,531,342	$14,166,464	$10,816,384

Expenses:
Management fees (Note 3a)	2,335,253	2,011,335	1,505,429
Distribution fees: (Note 3c)
Class A	100,060	78,255	61,258
Class A1	356,663	289,344	202,930
Class C	350,083	333,072	194,848
Transfer agent fees: (Note 3e)
Class A	26,967	19,868	16,428
Class A1	239,715	183,316	135,606
Class C	36,192	32,466	20,027
Class R6	3,540	1,981	1,173
Advisor Class	21,697	28,242	31,473
Custodian fees (Note 4)	4,060	3,490	1,724
Reports to shareholders	30,255	23,651	15,657
Registration and filing fees	9,340	9,395	9,603
Professional fees	62,228	54,646	45,459
Trustees’ fees and expenses	3,670	3,181	2,241
Other	25,457	21,679	19,166

Total expenses	3,605,180	3,093,921	2,263,022
Expense reductions (Note 4)	(2,600)	(2,238)	(1,604)
Expenses waived/paid by affiliates (Note 3f)	(579)	(679)	(380)

Net expenses	3,602,001	3,091,004	2,261,038

Net investment income	13,929,341	11,075,460	8,555,346

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	503,328	292,111	172,764

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	40,151,701	31,981,871	21,109,619

Net realized and unrealized gain (loss)	40,655,029	32,273,982	21,282,383

Net increase (decrease) in net assets resulting from operations	$54,584,370	$43,349,442	$29,837,729

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$3,387,240	$7,394,560	$9,475,820	$21,195,929
Net realized gain (loss)	15,696	(245,943)	279,007	(1,619,441)
Net change in unrealized appreciation (depreciation)	9,246,772	(820,370)	18,536,851	(289,840)

Net increase (decrease) in net assets resulting from operations	12,649,708	6,328,247	28,291,678	19,286,648

Distributions to shareholders:
Class A	(138,298)	(71,237)	(611,923)	(329,988)
Class A1	(3,008,644)	(6,142,736)	(8,364,213)	(18,447,866)
Class C	(402,018)	(968,360)	(592,771)	(1,777,517)
Class R6	(15,242)	(34,300)	(51,494)	(87,569)
Advisor Class	(159,769)	(251,020)	(533,633)	(863,827)

Total distributions to shareholders	(3,723,971)	(7,467,653)	(10,154,034)	(21,506,767)

Capital share transactions: (Note 2)
Class A	3,218,632	7,207,817	12,597,185	28,783,460
Class A1	(6,652,030)	(19,123,204)	(21,228,659)	(71,237,247)
Class C	(478,671)	(14,470,387)	(2,730,483)	(33,649,094)
Class R6	147,233	(686,600)	759,263	(38,437)
Advisor Class	2,519,820	667,839	4,275,644	5,059,211

Total capital share transactions	(1,245,016)	(26,404,535)	(6,327,050)	(71,082,107)

Net increase (decrease) in net assets	7,680,721	(27,543,941)	11,810,594	(73,302,226)
Net assets:
Beginning of period	235,424,170	262,968,111	558,886,985	632,189,211

End of period	$243,104,891	$235,424,170	$570,697,579	$558,886,985

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$6,854,418	$15,028,084	$2,150,521	$4,785,088
Net realized gain (loss)	212,444	(5,447)	89,246	323,254
Net change in unrealized appreciation (depreciation)	17,800,649	(2,671,987)	5,157,191	(737,766)

Net increase (decrease) in net assets resulting from operations	24,867,511	12,350,650	7,396,958	4,370,576

Distributions to shareholders:
Class A	(422,157)	(192,559)	(74,805)	(12,224)
Class A1	(5,293,112)	(11,209,388)	(2,130,610)	(4,448,044)
Class C	(980,637)	(2,473,306)	—	—
Class R6	(74,871)	(106,905)	(32,102)	(68,197)
Advisor Class	(781,971)	(1,254,420)	(170,636)	(266,773)

Total distributions to shareholders	(7,552,748)	(15,236,578)	(2,408,153)	(4,795,238)

Capital share transactions: (Note 2)
Class A	14,324,520	19,439,689	3,078,463	2,774,394
Class A1	(10,852,736)	(47,287,178)	(3,293,415)	(19,454,667)
Class C	(8,225,951)	(36,380,438)	—	—
Class R6	739,443	3,796,257	54,276	(236,052)
Advisor Class	10,830,004	4,927,052	2,004,718	1,830,270

Total capital share transactions	6,815,280	(55,504,618)	1,844,042	(15,086,055)

Net increase (decrease) in net assets	24,130,043	(58,390,546)	6,832,847	(15,510,717)
Net assets:
Beginning of period	450,115,018	508,505,564	144,193,494	159,704,211

End of period	$474,245,061	$450,115,018	$151,026,341	$144,193,494

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$5,452,270	$11,937,605	$5,831,627	$12,906,957
Net realized gain (loss)	197,908	167,552	157,107	400,316
Net change in unrealized appreciation (depreciation)	16,387,966	508,448	16,615,684	986,079

Net increase (decrease) in net assets resulting from operations	22,038,144	12,613,605	22,604,418	14,293,352

Distributions to shareholders:
Class A	(361,600)	(145,782)	(516,218)	(235,272)
Class A1	(4,567,698)	(9,716,656)	(4,584,452)	(9,540,479)
Class C	(534,248)	(1,385,099)	(709,625)	(1,920,744)
Class R6	(70,127)	(125,604)	(37,780)	(50,070)
Advisor Class	(355,088)	(561,923)	(756,857)	(1,348,549)

Total distributions to shareholders	(5,888,761)	(11,935,064)	(6,604,932)	(13,095,114)

Capital share transactions: (Note 2)
Class A	13,869,076	17,853,886	16,560,209	26,196,177
Class A1	(4,997,054)	(38,269,400)	(6,584,310)	(40,101,404)
Class C	(2,398,996)	(19,119,366)	(7,411,529)	(36,146,346)
Class R6	641,167	176,147	896,535	372,355
Advisor Class	2,980,587	5,429,362	1,198,071	3,562,182

Total capital share transactions	10,094,780	(33,929,371)	4,658,976	(46,117,036)

Net increase (decrease) in net assets	26,244,163	(33,250,830)	20,658,462	(44,918,798)
Net assets:
Beginning of period	368,001,682	401,252,512	408,662,350	453,581,148

End of period	$394,245,845	$368,001,682	$429,320,812	$408,662,350

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$13,929,341	$30,065,935	$11,075,460	$25,049,632
Net realized gain (loss)	503,328	(300,848)	292,111	(2,252,420)
Net change in unrealized appreciation (depreciation)	40,151,701	7,181,548	31,981,871	4,246,848

Net increase (decrease) in net assets resulting from operations	54,584,370	36,946,635	43,349,442	27,044,060

Distributions to shareholders:
Class A	(1,177,306)	(581,911)	(848,309)	(388,161)
Class A1	(11,178,963)	(23,445,068)	(8,395,746)	(19,060,559)
Class C	(1,389,997)	(3,310,311)	(1,198,403)	(3,390,144)
Class R6	(321,846)	(589,965)	(130,763)	(262,721)
Advisor Class	(1,038,036)	(2,227,907)	(1,331,806)	(2,600,985)

Total distributions to shareholders	(15,106,148)	(30,155,162)	(11,905,027)	(25,702,570)

Capital share transactions: (Note 2)
Class A	27,907,918	62,711,301	24,984,656	48,618,185
Class A1	(13,096,151)	(97,285,055)	(22,025,643)	(83,901,262)
Class C	(7,486,039)	(41,216,598)	(8,245,170)	(54,000,034)
Class R6	1,080,276	1,262,268	1,467,347	(1,346,043)
Advisor Class	6,129,210	(12,766,616)	6,548,416	3,525,600

Total capital share transactions	14,535,214	(87,294,700)	2,729,606	(87,103,554)

Net increase (decrease) in net assets	54,013,436	(80,503,227)	34,174,021	(85,762,064)
Net assets:
Beginning of period	952,023,522	1,032,526,749	823,896,708	909,658,772

End of period	$1,006,036,958	$952,023,522	$858,070,729	$823,896,708

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia Tax-Free Income Fund

	Six Months Ended August 31, 2019 (unaudited)	Year Ended February 28, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$8,555,346	$18,737,635
Net realized gain (loss)	172,764	180,288
Net change in unrealized appreciation (depreciation)	21,109,619	174,495

Net increase (decrease) in net assets resulting from operations	29,837,729	19,092,418

Distributions to shareholders:
Class A	(708,851)	(324,073)
Class A1	(6,254,235)	(13,569,976)
Class C	(754,761)	(1,994,776)
Class R6	(84,567)	(173,726)
Advisor Class	(1,484,735)	(2,703,347)

Total distributions to shareholders	(9,287,149)	(18,765,898)

Capital share transactions: (Note 2)
Class A	18,791,222	39,139,953
Class A1	(11,292,549)	(51,675,061)
Class C	(5,766,928)	(28,437,045)
Class R6	461,268	(82,877)
Advisor Class	10,916,237	(509,044)

Total capital share transactions	13,109,250	(41,564,074)

Net increase (decrease) in net assets	33,659,830	(41,237,554)
Net assets:
Beginning of period	594,171,732	635,409,286

End of period	$627,831,562	$594,171,732

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class R6 & Advisor Class

Franklin Kentucky Tax-Free Income Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At August 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	395,854	$4,369,815	1,441,402	$15,315,371
Shares issued in reinvestment of distributions	11,550	128,018	55,043	585,594
Shares redeemed	(115,388)	(1,279,201)	(310,279)	(3,303,780)

Net increase (decrease)	292,016	$3,218,632	1,186,166	$12,597,185

Year ended February 28, 2019[b]
Shares sold[a]	790,658	$8,444,521	3,137,170	$32,435,068
Shares issued in reinvestment of distributions	6,200	66,900	30,204	314,181
Shares redeemed	(120,896)	(1,303,604)	(381,588)	(3,965,789)

Net increase (decrease)	675,962	$7,207,817	2,785,786	$28,783,460

Class A1 Shares:
Six Months ended August 31, 2019
Shares sold	196,932	$2,170,903	508,001	$5,378,188
Shares issued in reinvestment of distributions	237,735	2,629,250	632,761	6,720,027
Shares redeemed	(1,037,623)	(11,452,183)	(3,149,427)	(33,326,874)

Net increase (decrease)	(602,956)	$(6,652,030)	(2,008,665)	$(21,228,659)

Year ended February 28, 2019
Shares sold	801,040	$8,658,277	1,920,172	$20,024,152
Shares issued in reinvestment of distributions	497,039	5,370,959	1,416,101	14,755,224
Shares redeemed	(3,071,377)	(33,152,440)	(10,186,874)	(106,016,623)

Net increase (decrease)	(1,773,298)	$(19,123,204)	(6,850,601)	$(71,237,247)

Class C Shares:
Six Months ended August 31, 2019
Shares sold	194,537	$2,177,624	385,541	$4,181,918
Shares issued in reinvestment of distributions	32,943	369,294	48,530	526,856
Shares redeemed[a]	(270,985)	(3,025,589)	(685,752)	(7,439,257)

Net increase (decrease)	(43,505)	$(478,671)	(251,681)	$(2,730,483)

Year ended February 28, 2019
Shares sold	128,398	$1,407,713	477,035	$5,072,186
Shares issued in reinvestment of distributions	80,163	878,076	150,924	1,607,536
Shares redeemed[a]	(1,539,197)	(16,756,176)	(3,810,382)	(40,328,816)

Net increase (decrease)	(1,330,636)	$(14,470,387)	(3,182,423)	$(33,649,094)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	16,677	$184,175	90,382	$960,364
Shares issued in reinvestment of distributions	1,377	15,242	4,782	50,961
Shares redeemed	(4,689)	(52,184)	(23,738)	(252,062)

Net increase (decrease)	13,365	$147,233	71,426	$759,263

Year ended February 28, 2019
Shares sold	29,919	$323,892	80,448	$839,303
Shares issued in reinvestment of distributions	3,171	34,300	8,384	87,569
Shares redeemed	(96,388)	(1,044,792)	(92,303)	(965,309)

Net increase (decrease)	(63,298)	$(686,600)	(3,471)	$(38,437)

Advisor Class Shares:
Six Months ended August 31, 2019
Shares sold	291,943	$3,219,535	813,040	$8,620,474
Shares issued in reinvestment of distributions	12,841	142,167	37,072	394,978
Shares redeemed	(76,133)	(841,882)	(446,862)	(4,739,808)

Net increase (decrease)	228,651	$2,519,820	403,250	$4,275,644

Year ended February 28, 2019
Shares sold	393,159	$4,236,806	1,225,819	$12,789,690
Shares issued in reinvestment of distributions	19,945	215,429	57,503	600,268
Shares redeemed	(350,895)	(3,784,396)	(798,662)	(8,330,747)

Net increase (decrease)	62,209	$667,839	484,660	$5,059,211

[a]May include a portion of Class C shares that were automatically converted to Class A. [b]For the period September 10, 2018 (effective date) to February 28, 2019.

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	1,378,970	$16,299,761	293,829	$3,191,632
Shares issued in reinvestment of distributions	33,586	397,816	6,684	73,234
Shares redeemed	(200,297)	(2,373,057)	(17,187)	(186,403)

Net increase (decrease)	1,212,259	$14,324,520	283,326	$3,078,463

Year ended February 28, 2019[b]
Shares sold[a]	1,785,538	$20,419,130	259,208	$2,777,024
Shares issued in reinvestment of distributions	16,072	185,389	1,128	12,114
Shares redeemed	(101,210)	(1,164,830)	(1,372)	(14,744)

Net increase (decrease)	1,700,400	$19,439,689	258,964	$2,774,394

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Six Months ended August 31, 2019
Shares sold	620,322	$7,312,156	327,922	$3,585,554
Shares issued in reinvestment of distributions	396,052	4,685,431	187,396	2,049,183
Shares redeemed	(1,936,700)	(22,850,323)	(817,131)	(8,928,152)

Net increase (decrease)	(920,326)	$(10,852,736)	(301,813)	$(3,293,415)

Year ended February 28, 2019
Shares sold	2,598,688	$30,034,712	877,756	$9,404,287
Shares issued in reinvestment of distributions	852,923	9,872,292	399,392	4,276,740
Shares redeemed	(7,543,306)	(87,194,182)	(3,103,629)	(33,135,694)

Net increase (decrease)	(4,091,695)	$(47,287,178)	(1,826,481)	$(19,454,667)

Class C Shares:
Six Months ended August 31, 2019
Shares sold	230,575	$2,769,652
Shares issued in reinvestment of distributions	72,747	873,540
Shares redeemed[a]	(990,120)	(11,869,143)

Net increase (decrease)	(686,798)	$(8,225,951)

Year ended February 28, 2019
Shares sold	391,513	$4,597,846
Shares issued in reinvestment of distributions	186,922	2,196,607
Shares redeemed[a]	(3,690,195)	(43,174,891)

Net increase (decrease)	(3,111,760)	$(36,380,438)

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	76,826	$906,007	16,778	$183,732
Shares issued in reinvestment of distributions	6,325	74,870	2,935	32,102
Shares redeemed	(20,292)	(241,434)	(14,744)	(161,558)

Net increase (decrease)	62,859	$739,443	4,969	$54,276

Year ended February 28, 2019
Shares sold	434,824	$5,054,522	51,507	$551,091
Shares issued in reinvestment of distributions	9,235	106,822	6,370	68,194
Shares redeemed	(117,886)	(1,365,087)	(80,004)	(855,337)

Net increase (decrease)	326,173	$3,796,257	(22,127)	$(236,052)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended August 31, 2019
Shares sold	1,152,467	$13,664,865	209,766	$2,295,513
Shares issued in reinvestment of distributions	57,103	675,948	14,958	163,719
Shares redeemed	(297,053)	(3,510,809)	(41,605)	(454,514)

Net increase (decrease)	912,517	$10,830,004	183,119	$2,004,718

Year ended February 28, 2019
Shares sold	2,251,858	$26,024,538	615,453	$6,557,198
Shares issued in reinvestment of distributions	89,994	1,041,218	23,387	250,291
Shares redeemed	(1,915,126)	(22,138,704)	(464,526)	(4,977,219)

Net increase (decrease)	426,726	$4,927,052	174,314	$1,830,270

[a]May include a portion of Class C shares that were automatically converted to Class A. [b]For the period September 10, 2018 (effective date) to February 28, 2019.

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	1,504,027	$16,804,383	1,752,914	$19,303,383
Shares issued in reinvestment of distributions	32,083	359,401	44,777	494,309
Shares redeemed	(296,356)	(3,294,708)	(294,376)	(3,237,483)

Net increase (decrease)	1,239,754	$13,869,076	1,503,315	$16,560,209

Year ended February 28, 2019[b]
Shares sold[a]	1,701,505	$18,331,952	2,623,165	$27,929,306
Shares issued in reinvestment of distributions	13,389	145,490	20,786	223,261
Shares redeemed	(57,798)	(623,556)	(182,556)	(1,956,390)

Net increase (decrease)	1,657,096	$17,853,886	2,461,395	$26,196,177

Class A1 Shares:
Six Months ended August 31, 2019
Shares sold	839,396	$9,371,897	813,229	$8,944,583
Shares issued in reinvestment of distributions	391,207	4,375,669	363,551	4,010,208
Shares redeemed	(1,678,966)	(18,744,620)	(1,777,456)	(19,539,101)

Net increase (decrease)	(448,363)	$(4,997,054)	(600,676)	$(6,584,310)

Year ended February 28, 2019
Shares sold	1,892,989	$20,558,941	2,463,802	$26,510,261
Shares issued in reinvestment of distributions	859,229	9,331,241	773,948	8,318,557
Shares redeemed	(6,283,089)	(68,159,582)	(6,982,741)	(74,930,222)

Net increase (decrease)	(3,530,871)	$(38,269,400)	(3,744,991)	$(40,101,404)

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	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended August 31, 2019
Shares sold	330,431	$3,755,211	333,127	$3,740,911
Shares issued in reinvestment of distributions	45,016	511,736	57,107	642,673
Shares redeemed[a]	(589,832)	(6,665,943)	(1,054,119)	(11,795,113)

Net increase (decrease)	(214,385)	$(2,398,996)	(663,885)	$(7,411,529)

Year ended February 28, 2019
Shares sold	192,802	$2,127,054	333,994	$3,664,867
Shares issued in reinvestment of distributions	121,088	1,336,324	160,859	1,764,128
Shares redeemed[a]	(2,059,946)	(22,582,744)	(3,815,966)	(41,575,341)

Net increase (decrease)	(1,746,056)	$(19,119,366)	(3,321,113)	$(36,146,346)

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	83,762	$936,003	95,580	$1,053,373
Shares issued in reinvestment of distributions	6,123	68,541	3,416	37,780
Shares redeemed	(32,508)	(363,377)	(17,654)	(194,618)

Net increase (decrease)	57,377	$641,167	81,342	$896,535

Year ended February 28, 2019
Shares sold	92,259	$1,002,367	83,757	$901,840
Shares issued in reinvestment of distributions	11,318	122,910	4,653	50,070
Shares redeemed	(87,754)	(949,130)	(54,028)	(579,555)

Net increase (decrease)	15,823	$176,147	34,382	$372,355

Advisor Class Shares:
Six Months ended August 31, 2019
Shares sold	435,918	$4,863,207	493,689	$5,445,944
Shares issued in reinvestment of distributions	27,790	311,040	58,683	648,153
Shares redeemed	(196,479)	(2,193,660)	(445,430)	(4,896,026)

Net increase (decrease)	267,229	$2,980,587	106,942	$1,198,071

Year ended February 28, 2019
Shares sold	1,022,146	$11,096,020	2,198,524	$23,599,465
Shares issued in reinvestment of distributions	46,978	510,214	99,616	1,071,788
Shares redeemed	(570,123)	(6,176,872)	(1,966,014)	(21,109,071)

Net increase (decrease)	499,001	$5,429,362	332,126	$3,562,182

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	2,535,199	$29,630,155	2,397,376	$27,606,472
Shares issued in reinvestment of distributions	98,950	1,161,355	67,318	777,657
Shares redeemed	(245,825)	(2,883,592)	(295,922)	(3,399,473)

Net increase (decrease)	2,388,324	$27,907,918	2,168,772	$24,984,656

Year ended February 28, 2019[b]
Shares sold[a]	5,694,257	$64,576,708	4,783,138	$53,438,165
Shares issued in reinvestment of distributions	50,375	573,922	31,986	359,667
Shares redeemed	(215,068)	(2,439,329)	(462,518)	(5,179,647)

Net increase (decrease)	5,529,564	$62,711,301	4,352,606	$48,618,185

Class A1 Shares:
Six Months ended August 31, 2019
Shares sold	1,716,679	$20,066,944	1,161,875	$13,389,437
Shares issued in reinvestment of distributions	883,452	10,353,539	649,013	7,486,260
Shares redeemed	(3,720,632)	(43,516,634)	(3,731,837)	(42,901,340)

Net increase (decrease)	(1,120,501)	$(13,096,151)	(1,920,949)	$(22,025,643)

Year ended February 28, 2019
Shares sold	4,178,015	$47,558,768	3,658,607	$41,138,207
Shares issued in reinvestment of distributions	1,908,645	21,736,730	1,490,792	16,759,421
Shares redeemed	(14,654,167)	(166,580,553)	(12,625,503)	(141,798,890)

Net increase (decrease)	(8,567,507)	$(97,285,055)	(7,476,104)	$(83,901,262)

Class C Shares:
Six Months ended August 31, 2019
Shares sold	501,460	$5,931,715	637,815	$7,482,612
Shares issued in reinvestment of distributions	110,510	1,308,062	92,687	1,086,942
Shares redeemed[a]	(1,246,970)	(14,725,816)	(1,439,651)	(16,814,724)

Net increase (decrease)	(635,000)	$(7,486,039)	(709,149)	$(8,245,170)

Year ended February 28, 2019
Shares sold	650,002	$7,473,133	892,002	$10,185,507
Shares issued in reinvestment of distributions	271,070	3,118,779	266,815	3,049,710
Shares redeemed[a]	(4,523,316)	(51,808,510)	(5,910,353)	(67,235,251)

Net increase (decrease)	(3,602,244)	$(41,216,598)	(4,751,536)	$(54,000,034)

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	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	251,003	$2,939,754	204,359	$2,354,763
Shares issued in reinvestment of distributions	26,062	305,764	10,647	122,833
Shares redeemed	(185,349)	(2,165,242)	(87,463)	(1,010,249)

Net increase (decrease)	91,716	$1,080,276	127,543	$1,467,347

Year ended February 28, 2019
Shares sold	692,387	$7,883,385	283,860	$3,187,376
Shares issued in reinvestment of distributions	47,558	542,086	20,667	232,267
Shares redeemed	(629,895)	(7,163,203)	(424,996)	(4,765,686)

Net increase (decrease)	110,050	$1,262,268	(120,469)	$(1,346,043)

Advisor Class Shares:
Six Months ended August 31, 2019
Shares sold	824,343	$9,655,351	1,199,731	$13,833,162
Shares issued in reinvestment of distributions	66,801	783,710	108,151	1,248,235
Shares redeemed	(368,657)	(4,309,851)	(741,882)	(8,532,981)

Net increase (decrease)	522,487	$6,129,210	566,000	$6,548,416

Year ended February 28, 2019
Shares sold	1,626,184	$18,527,100	2,678,876	$30,113,227
Shares issued in reinvestment of distributions	152,450	1,736,979	213,149	2,396,522
Shares redeemed	(2,901,432)	(33,030,695)	(2,581,091)	(28,984,149)

Net increase (decrease)	(1,122,798)	$(12,766,616)	310,934	$3,525,600

[a]May include a portion of Class C shares that were automatically converted to Class A.
[b]For the period September 10, 2018 (effective date) to February 28, 2019.

	Franklin Virginia Tax-Free Income Fund

	Shares	Amount

Class A Shares:
Six Months ended August 31, 2019
Shares sold[a]	1,894,218	$21,018,223
Shares issued in reinvestment of distributions	54,734	608,194
Shares redeemed	(256,008)	(2,835,195)

Net increase (decrease)	1,692,944	$18,791,222

Year ended February 28, 2019[b]
Shares sold[a]	3,750,653	$40,505,541
Shares issued in reinvestment of distributions	25,782	280,124
Shares redeemed	(152,004)	(1,645,712)

Net increase (decrease)	3,624,431	$39,139,953

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2. Shares of Beneficial Interest (continued)

	Franklin Virginia Tax-Free Income Fund
	Shares	Amount
Class A1 Shares:
Six Months ended August 31, 2019
Shares sold	774,558	$8,595,378
Shares issued in reinvestment of distributions	500,061	5,550,475
Shares redeemed	(2,293,880)	(25,438,402)

Net increase (decrease)	(1,019,261)	$(11,292,549)

Year ended February 28, 2019
Shares sold	2,263,579	$24,620,541
Shares issued in reinvestment of distributions	1,110,144	12,066,860
Shares redeemed	(8,136,741)	(88,362,462)

Net increase (decrease)	(4,763,018)	$(51,675,061)

Class C Shares:
Six Months ended August 31, 2019
Shares sold	264,416	$2,985,605
Shares issued in reinvestment of distributions	59,671	673,662
Shares redeemed[a]	(837,628)	(9,426,195)

Net increase (decrease)	(513,541)	$(5,766,928)

Year ended February 28, 2019
Shares sold	334,165	$3,691,239
Shares issued in reinvestment of distributions	164,176	1,815,093
Shares redeemed[a]	(3,087,329)	(33,943,377)

Net increase (decrease)	(2,588,988)	$(28,437,045)

Class R6 Shares:
Six Months ended August 31, 2019
Shares sold	73,399	$814,062
Shares issued in reinvestment of distributions	7,538	83,745
Shares redeemed	(39,356)	(436,539)

Net increase (decrease)	41,581	$461,268

Year ended February 28, 2019
Shares sold	205,369	$2,230,301
Shares issued in reinvestment of distributions	15,838	172,212
Shares redeemed	(229,022)	(2,485,390)

Net increase (decrease)	(7,815)	$(82,877)

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	Franklin Virginia Tax-Free Income Fund

	Shares	Amount

Advisor Class Shares:
Six Months ended August 31, 2019
Shares sold	1,670,781	$18,470,426
Shares issued in reinvestment of distributions	125,256	1,392,156
Shares redeemed	(806,290)	(8,946,345)

Net increase (decrease)	989,747	$10,916,237

Year ended February 28, 2019
Shares sold	2,570,856	$27,896,895
Shares issued in reinvestment of distributions	231,856	2,522,353
Shares redeemed	(2,846,090)	(30,928,292)

Net increase (decrease)	(43,378)	$(509,044)

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to February 28, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period ended August 31, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

0.550%	0.493%	0.503%	0.583%	0.516%

Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

0.509%	0.474%	0.478%	0.491%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

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	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—	0.65%	0.65%

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$5,849	$5,405	$8,987
CDSC retained	$1,671	$1,643	$ 116

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$4,575	$10,194	$5,340
CDSC retained	$ 38	$ 752	$1,322

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$23,281	$17,013	$11,341

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3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

CDSC retained	$576	$3,729	$3,449

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended August 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Transfer agent fees	$35,646	$91,571	$71,293

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Transfer agent fees	$21,639	$53,524	$69,543

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Transfer agent fees	$142,506	$120,860	$96,498

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2020.

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g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended August 31, 2019, were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund

Purchases	$100,000	$12,700,000	$6,500,000	$4,240,000
Sales	$300,000	$7,800,000	$10,600,000	$200,000

	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund

Purchases	$1,900,000	$3,925,000	$22,885,000	$5,990,000
Sales	$5,500,000	$2,600,000	$40,035,000	$13,200,000

	Franklin Virginia Tax-Free Income Fund

Purchases	$10,400,000
Sales	$2,700,000

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended August 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At February 28, 2019, the capital loss carryforwards were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 2,932,301	$11,277,278	$ 3,073,256
Long term	14,712,588	51,043,457	19,666,927

Total capital loss carryforwards	$17,644,889	$62,320,735	$22,740,183

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5. Income Taxes (continued)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$2,281,513	$10,920,503	$11,476,244
Long term	7,649,663	16,795,581	30,266,741

Total capital loss carryforwards	$9,931,176	$27,716,084	$41,742,985

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$10,021,941	$23,575,835	$16,243,110
Long term	60,673,761	64,095,578	38,154,756

Total capital loss carryforwards	$70,695,702	$87,671,413	$54,397,866

At August 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Cost of investments	$223,211,303	$538,978,878	$449,296,637

Unrealized appreciation	$17,238,599	$41,648,690	$32,010,905
Unrealized depreciation	(184)	(6,266,509)	(6,335,347)

Net unrealized appreciation (depreciation)	$17,238,415	$35,382,181	$25,675,558

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Cost of investments	$150,045,173	$367,794,047	$395,600,355

Unrealized appreciation	$8,895,720	$27,602,528	$28,455,688
Unrealized depreciation	(346)	(1,441,142)	(2,457,603)

Net unrealized appreciation (depreciation)	$8,895,374	$26,161,386	$25,998,085

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	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Cost of investments	$949,770,401	$817,722,718	$586,803,046

Unrealized appreciation	$62,073,407	$ 48,620,162	$ 37,700,374
Unrealized depreciation	(9,832,866)	(8,542,549)	(3,204,482)

Net unrealized appreciation (depreciation)	$52,240,541	$ 40,077,613	$ 34,495,892

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, wash sales and bond workout expenditures.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2019, were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Purchases	$3,340,270	$20,662,840	$24,450,238
Sales	$4,779,180	$20,215,550	$18,739,004

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Purchases	$15,214,321	$19,858,635	$18,272,500
Sales	$12,185,000	$ 8,757,930	$19,216,625

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Purchases	$90,810,198	$97,139,819	$77,196,100
Sales	$68,989,120	$61,635,500	$57,655,000

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7. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At August 31, 2019, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Florida Tax-Free Income Fund	$16,025,000	2.8%
Franklin Georgia Tax-Free Income Fund	4,012,545	0.9%
Franklin Louisiana Tax-Free Income Fund	5,176,125	1.3%
Franklin Maryland Tax-Free Income Fund	8,025,000	1.9%
Franklin Missouri Tax-Free Income Fund	28,374,300	2.8%
Franklin North Carolina Tax-Free Income Fund	24,745,088	2.9%
Franklin Virginia Tax-Free Income Fund	10,914,000	1.8%

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended August 31, 2019, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At August 31, 2019, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDAR	Industrial Development Authority Revenue
AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Bond/Board
BAM	Build America Mutual Assurance Co.	IDBR	Industrial Development Board Revenue
BHAC	Berkshire Hathaway Assurance Corp.	LOC	Letter of Credit
CDA	Community Development Authority/Agency	MBS	Mortgage-Backed Security
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
CSD	Central School District	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCFA	Pollution Control Financing Authority
EDR	Economic Development Revenue	PCR	Pollution Control Revenue
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority
FICO	Financing Corp.	RDAR	Redevelopment Agency Revenue
GNMA	Government National Mortgage Association	SFM	Single Family Mortgage
GO	General Obligation	SFMR	Single Family Mortgage Revenue
HDA	Housing Development Authority/Agency	SPA	Standby Purchase Agreement
HFA	Housing Finance Authority/Agency	SRF	State Revolving Fund
HFAR	Housing Finance Authority Revenue	XLCA	XL Capital Assurance
IDA	Industrial Development Authority/Agency

franklintempleton.com	Semiannual Report	167

FRANKLIN TAX-FREE TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

168	Semiannual Report	franklintempleton.com

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Semiannual Report and Shareholder Letter Franklin Tax-Free Trust

Investment Manager Franklin Advisers, Inc.	Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	Shareholder Services (800) 632-2301

© 2019 Franklin Templeton Investments. All rights reserved.	TF2 S 10/19

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.  Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end Management Investment Company.	N/A

Item 13.  Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date October 31, 2019

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date October 31, 2019